UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Goodness Growth Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GOODNESS GROWTH HOLDINGS, INC.
NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF THE SHAREHOLDERS OF

GOODNESS GROWTH HOLDINGS, INC.

AND MANAGEMENT INFORMATION CIRCULAR

TO BE HELD ON WEDNESDAY, JUNE 21, 2024
AT 10:00 A.M. (CENTRAL TIME)
MAY 10, 2024
This proxy statement is dated May 10, 2024, and is first being made available to shareholders on May 10, 2024
i

207 South 9th Street
Minneapolis, Minnesota 55402
Dear Goodness Growth Holdings, Inc. Shareholders:
We are excited to invite you to attend the annual general and special meeting (the “Meeting”) of shareholders (“Shareholders”) of Goodness Growth Holdings, Inc. (“Goodness Growth”), to take place on June 21, 2024 at 10:00 a.m. Central Time, exclusively through remote communication via live webcast at www.virtualshareholdermeeting.com/GDNSF2024. You will not be able to attend the Meeting in person.
At the Meeting, you will be asked to consider and vote upon the following proposals:
1.	to fix the number of directors for the ensuing year at five, subject to such increases as may be permitted by Goodness Growth’s articles of incorporation;
2.	to elect the five nominees proposed by management of Goodness Growth as directors of Goodness Growth for the ensuing year;
3.
to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the 2019 Incentive Plan and the unallocated Awards under the 2019 Incentive Plan, as defined and more particularly described in the accompanying Circular;

4.
to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the Awards granted since March 18, 2022 under the 2019 Incentive Plan, as more particularly described in the accompanying Circular;

5.	to appoint Davidson & Company LLP as the auditors of Goodness Growth for the ensuing year and to authorize the board of directors of Goodness Growth (the “Board”) to fix their remuneration; and
6.	to transact such further or other business as may properly come before the Meeting or any other adjournments or postponements thereof.
As permitted by the rules adopted by the Securities and Exchange Commission (the “SEC”), we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) instead of a printed copy of our proxy materials (i.e., the Notice of Annual General and Special Meeting of Shareholders, the proxy statement, and our 2023 Annual Report to Shareholders, and a form of proxy card or voting instruction form). The Notice of Internet Availability contains instructions on how to access those documents via the Internet and how to submit your proxy. The Notice of Internet Availability also contains instructions on how to request a printed copy of our proxy materials. Shareholders who do not receive a Notice of Internet Availability will receive a printed copy of the proxy materials by mail. You may also access the audited annual consolidated financial statements of Goodness Growth for the years ended December 31, 2023 and 2022, and the reports of the auditors thereon. No vote is required in connection with this item.
We are relying on certain exemptions from Canadian securities legislation for compliance with SEC notice and access rules, which permit a reporting issuer to use a delivery method permitted under U.S. federal securities law under certain circumstances.
The Board unanimously recommends that Shareholders vote FOR each of the proposals set forth in the Circular.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF GOODNESS SHARES YOU OWN.
Whether or not you plan to virtually attend the Meeting, please provide voting instructions as soon as possible. You are encouraged to date, sign and promptly return the proxy card in the envelope provided to you, if you receive a printed copy of the proxy materials, or to use the methods of voting described on your proxy card, voting instruction form or Notice of Internet Availability even if you plan to attend the Meeting, so that if you are unable to attend the Meeting, your shares can be voted. Voting now will not limit your right to change your vote or to attend the Meeting. We urge you to read the enclosed Circular carefully and to promptly vote.
We thank you for your consideration and continued support.
Sincerely,
/s/ Dr. Kyle E. Kingsley

Dr. Kyle E. Kingsley
Executive Chair of the Board

Minneapolis, Minnesota
May 10, 2024

GOODNESS GROWTH HOLDINGS, INC.
NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN that, an annual general and special meeting (the “Meeting”) of holders (“Shareholders”) of the subordinate voting shares (the “Subordinate Voting Shares”) and multiple voting shares (the “Multiple Voting Shares”), each without par value (collectively, the “Goodness Shares”) of Goodness Growth Holdings, Inc. (“Goodness Growth”) will be held on June 21, 2024 at 10:00 a.m. Central Time via live webcast at www.virtualshareholdermeeting.com/GDNSF2024. There will be no physical location for Shareholders to attend. Online check-in will begin at 9:30 a.m. Central Time, and we encourage you to allow ample time for the online check-in procedures. The accompanying proxy statement and management information circular (the “Circular”) contains defined terms.
The Meeting is being called for the following purposes:
1.	to fix the number of directors for the ensuing year at five, subject to such increases as may be permitted by Goodness Growth’s articles of incorporation;
2.	to elect the five nominees proposed by management of Goodness Growth as directors of Goodness Growth for the ensuing year;
3.
to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the 2019 Incentive Plan and the unallocated Awards under the 2019 Incentive Plan, as defined and more particularly described in the accompanying Circular;

4.
to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the Awards granted since March 18, 2022 under the 2019 Incentive Plan, as more particularly described in the accompanying Circular;

5.	to appoint Davidson & Company LLP as the auditors of Goodness Growth for the ensuing year and to authorize the board of directors of Goodness Growth (the “Board”) to fix their remuneration; and
6.	to transact such further or other business as may properly come before the Meeting or any other adjournments or postponements thereof.
At the Meeting, Shareholders will also receive the audited consolidated financial statements of Goodness Growth for the fiscal years ended December 31, 2023 and 2022, and the reports of the auditors thereon. No shareholder vote is required in connection with this item.
As permitted by the rules adopted by the Securities and Exchange Commission (the “SEC”), we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) instead of a printed copy of our proxy materials (i.e., the Notice of Annual General and Special Meeting of Shareholders, the proxy statement, and our 2023 Annual Report to Shareholders, and a form of proxy card or voting instruction form). The Notice of Internet Availability contains instructions on how to access those documents via the Internet and how to submit your proxy. The Notice of Internet Availability also contains instructions on how to request a printed copy of our proxy materials. Shareholders who do not receive a Notice of Internet Availability will receive a printed copy of the proxy materials by mail. You may also access the audited annual consolidated financial statements of Goodness Growth for the years ended December 31, 2023 and 2022, and the reports of the auditors thereon. No vote is required in connection with this item.
We are relying on certain exemptions from Canadian securities legislation for compliance with SEC notice and access rules, which permit a reporting issuer to use a delivery method permitted under U.S. federal securities law under certain circumstances.

Specific details of the matters proposed to be put before the Meeting are set forth in the Circular which accompanies this Notice of Annual General and Special Meeting of Shareholders (the “Notice of Meeting”). The Board is not aware of any other business to be presented for a vote at the Meeting.
The record date for determining the Shareholders entitled to receive notice of and vote at the Meeting is the close of business on May 7, 2024 (the “Record Date”). Only Shareholders whose names have been entered in the register of Shareholders as of the close of business on the Record Date are entitled to receive notice of and to vote at the Meeting. As of the Record Date, (i) the number of Subordinate Voting Shares outstanding and entitled to vote at the Meeting is 111,041,230, each of which is entitled to one vote; and (ii) the number of Multiple Voting Shares outstanding and entitled to vote at the Meeting is 320,851, each of which is entitled to 100 votes.
Whether or not you are able to virtually attend the Meeting, you are encouraged to provide voting instructions as soon as possible by (1) dating, signing and promptly returning the proxy card in the envelope provided to you, if you receive a printed copy of the proxy materials, or (2) using the methods of voting described on your proxy card, voting instruction form or Notice of Internet Availability. To be counted at the Meeting, a Shareholder’s proxy or voting instructions must be received by 11:59 p.m. Eastern Time on June 20, 2024 or if the Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Meeting. Please note, if you received a voting instruction form and you hold your Goodness Shares through a broker or other intermediary, you must provide your instructions to your broker, investment dealer or other intermediary as specified in the voting instruction form and by the deadline set out therein (which may be an earlier time than set out above). Goodness Growth reserves the right to accept late proxies and to waive the proxy cut-off, with or without notice, but is under no obligation to accept or reject any particular late proxy.
The Board unanimously recommends that Shareholders vote “FOR” the setting of the number of directors at five in Proposal 1, “FOR” the election of the five nominees to the Board in Proposal 2, “FOR” the resolution ratifying, confirming and approving the 2019 Incentive Plan in Proposal 3, “FOR” the resolution ratifying the Awards granted under the 2019 Incentive Plan since March 18, 2022 in Proposal 4 and “FOR” the appointment and remuneration of auditors in Proposal 4.
Shareholders who are planning to provide voting instructions in accordance with the Notice of Internet Availability or voting instruction form are encouraged to review the Circular carefully before submitting such form.
DATED as of May 10, 2024
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Dr. Kyle E. Kingsley
Name: Dr. Kyle E. Kingsley
Title: Executive Chair of the Board
Important Notice Regarding the Availability of Proxy Materials for
the Shareholders Meeting to Be Held on June 21, 2024

The Notice of Meeting, the Circular, form of proxy and Annual Report to Shareholders are available on the internet at the following website: www.proxyvote.com
And under Goodness Growth's profiles on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov
v

PROXY STATEMENT

This Circular includes forward-looking statements. These statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect the Goodness Growth’s business, operations, future results and financial condition, see “Risk Factors” in Goodness Growth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2024, as amended April 29, 2024 (the “Annual Report”) and the Canadian Securities Authorities under Goodness Growth’s profile on SEDAR+ at
www.sedarplus.ca.

PROXY STATEMENT / MANAGEMENT INFORMATION CIRCULAR
This proxy statement and management information circular (the “Circular”) is being furnished in connection with the solicitation of proxies by the board of directors of Goodness Growth Holdings, Inc. (“Goodness Growth”) for use at the annual general and special meeting (the “Meeting”) of its shareholders (the “Shareholders”) to be held at the date, time and place and for the purposes set forth in the attached Notice of Annual General and Special Meeting of Shareholders (the “Notice of Meeting”).
NOTICE REGARDING INFORMATION
When used in this Circular, the terms “Goodness Growth,” “we,” “our,” “us” and the “Company” refer to Goodness Growth Holdings, Inc. and our consolidated subsidiaries; the term “fiscal year” refers to our fiscal year, which is based on a 12-month period ending December 31 of each year (e.g., fiscal year 2023 refers to the 12-month period ended December 31, 2023).
Unless otherwise specifically stated, information contained in this Circular is given as of May 7, 2024. This Circular is dated May 10, 2024, and is first being mailed to the Shareholders on or about May 10, 2024. Unless otherwise specifically stated, all references to dollars or to “$” are references to United States dollars unless otherwise indicated.
This Circular does not constitute an offer to buy, or a solicitation of an offer to sell, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such an offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation.
Shareholders should not construe the contents of this Circular as legal, tax or financial advice and should consult with their own legal, tax, financial or other professional advisors.

QUESTIONS AND ANSWERS ABOUT THE MEETING
The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Meeting. The following questions and answers may not include all the information that is important to the Shareholders. We urge the Shareholders to carefully read this entire Circular, including the documents referred to herein.
Why am I receiving these materials?
We are providing this Circular and related meeting materials to you in connection with the solicitation, by the board of directors of Goodness Growth (the “Board”), of proxies to be voted at the Meeting. You are receiving this Circular because you were a Shareholder as of the close of business on May 7, 2024 (the “Record Date”). The Notice of Meeting provides notice of the Meeting and this Circular describes the proposals presented for Shareholder action and includes information required to be disclosed to Shareholders. This solicitation of your proxy or proxies (your vote) is made on behalf of management of Goodness Growth. The cost of this solicitation will be borne by Goodness Growth.
It is expected that the solicitation of proxies will be made primarily by mail, but proxies may also be solicited personally or by telephone, email, internet, facsimile transmission or other electronic or other means of communication by directors, officers, employees, agents or other representatives of Goodness Growth.
What is a Proxy?
A form of proxy is a document that authorizes someone to attend the Meeting and cast your votes for you. You may vote your shares by proxy by (1) dating, signing and promptly returning the proxy card in the envelope provided to you, if you received a printed copy of the proxy materials, or (2) following the instructions set forth on your proxy card, voting instruction form or Notice of Internet Availability. You can also use any other legal form of proxy.
When and where is the Meeting?
The Meeting will be held on June 21, 2024 at 10:00 a.m. Central Time, exclusively through remote communication in a virtual meeting format. You will not be able to attend the Meeting in person. The live webcast will be available at www.virtualshareholdermeeting.com/GDNSF2024.
What is Goodness Growth proposing?
At the Meeting, you will be asked to consider and vote upon the following proposals:
Proposal 1	To fix the number of directors for the ensuing year at five, subject to such increases as may be permitted by Goodness Growth’s articles of incorporation (the “Goodness Articles”)
Proposal 2	To elect the five nominees proposed by management of Goodness Growth as directors of Goodness Growth for the ensuing year
Proposal 3
To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the 2019 Incentive Plan and the unallocated Awards thereunder, as defined and more particularly described in the accompanying Circular;

Proposal 4
To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the Awards granted since March 18, 2022 (the “Interim Outstanding Awards”) under the 2019 Incentive Plan, as more particularly described herein; and

Proposal 5	To appoint Davidson & Company LLP as the auditors of Goodness Growth for the ensuing year and to authorize the Board to fix their remuneration.
At the Meeting, Shareholders will also receive the audited annual consolidated financial statements of Goodness Growth for the fiscal years ended December 31, 2023 and 2022 (the “Audited Financial Statements”), and the reports of the auditors thereon. No shareholder vote is required in connection with this item.
What are the Board’s recommendation as to how I should vote on these proposals?
The Board unanimously recommends that Shareholders vote “FOR” the setting of the number of directors at five in Proposal 1, “FOR” the election of the five nominees to the Board in Proposal 2, “FOR” the resolution ratifying, confirming and approving the 2019 Incentive Plan in Proposal 3, “FOR” the resolution ratifying the Awards granted under the 2019 Incentive Plan since March 18, 2022 in Proposal 4 and “FOR” the appointment and remuneration of auditors in Proposal 5.
Who may vote at the Meeting and how are votes counted?
Only record holders of the subordinate voting shares (the “Subordinate Voting Shares”) and multiple voting shares (the “Multiple Voting Shares”) each without par value (collectively, the “Goodness Shares”) of Goodness Growth, as of the Record Date (the “Registered Shareholders”) will be entitled to vote at the Meeting. On the Record Date, Goodness Growth had 111,041,230 Subordinate Voting Shares and 320,851 Multiple Voting Shares outstanding. On each matter to be voted upon at the Meeting, each outstanding Multiple Voting Share entitles the holder to 100 votes; and each outstanding Subordinate Voting Share entitles the holder to one vote.
How do I attend and participate at the Meeting?
Goodness Growth is holding the Meeting as a completely virtual meeting, which means the Meeting will be conducted via live webcast. In order to participate or vote at the Meeting, you must access www.virtualshareholdermeeting.com/GDNSF2024 to log-in on the day of the Meeting and enter your control number located on your Notice of Internet Availability, proxy card, voting instruction form (“VIF”) or received via email from Broadridge. Shareholders will not be able to attend the Meeting in person.
If you have previously voted, you do not need to vote again when the polls open. By voting at the Meeting, you will revoke your previous voting instructions received prior to the voting cut-off.
Guests may attend the Meeting online at www.virtualshareholdermeeting.com/GDNSF2024 in a listen-only mode and will not be able to participate or vote at the Meeting.
How do I submit my vote?
Voting by Proxy before the Meeting — Registered Shareholders
If you are a Registered Shareholder as of the Record Date, you can vote by proxy by:
•
Internet – You can vote via the internet by following the instructions on your Notice of Internet Availability or proxy card. You will need the control number on your Notice of Internet Availability or proxy card.

•	Telephone – You can vote by telephone toll-free by following the instructions on your proxy card. You will need the control number on your Notice of Internet Availability or proxy card.
•	Mail – If you received a printed copy of the proxy materials, you can vote by completing, signing and returning the proxy card in the envelope provided.
If you are voting by proxy, you must ensure that the proxy is received not later than 11:59 p.m. Eastern Time on June 20, 2024, or, in the case of any adjournment or postponement of the Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the adjournment or postponement. The time limit for the delivery of proxies may also be waived or extended by the Chair of the Meeting at his or her discretion, without notice.
Voting by Proxy before the Meeting — Beneficial Shareholders
If you are a Beneficial Shareholder as of the Record Date, you can vote following the instructions received from your broker, investment dealer, bank, trust company, custodian, nominee, or other intermediary (an “Intermediary”).
Voting at the Meeting
Shareholders as of the Record Date may vote at the Meeting. In order to vote during the Meeting, you must access www.virtualshareholdermeeting.com/GDNSF2024 to log-in on the day of the Meeting and enter your control number located on your Notice of Internet Availability, proxy card, voting instruction form (“VIF”) or received via email from Broadridge.

Can I change my vote or revoke my proxy?
Yes. In addition to revocation in any other manner permitted by law, a Registered Shareholder who has given a proxy may revoke it by:
•
Executing a proxy card bearing a later date or executing a valid notice of revocation, either of foregoing to be executed by the Registered Shareholder or the Registered Shareholder’s authorized attorney in writing, or, if the Registered Shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy card bearing a later date to Broadridge or to Goodness Growth’s office at 207 South 9th Street, Minneapolis, Minnesota 55402 USA, provided that the proxy card or notice of revocation must be received no later than 11:59 p.m. Eastern Time on June 20, 2024, or in the case of an adjournment or postponement, no later than 48 hours prior to the date of the postponed or adjourned meeting;

•	Voting by proxy again by telephone or via the internet by following the instructions on your Notice of Internet Availability or proxy card; or
•	Attending the Meeting online and voting your Goodness Shares.
Your latest proxy card, telephone vote or internet vote with respect to the same shares is the one that will be counted.
A Beneficial Shareholder who wishes to revoke his, her, their, or its vote should carefully follow the instructions on how to do so provided by the applicable Intermediary, as instructions and timing may vary with each Intermediary. An Intermediary may not be able to revoke such instructions if it receives insufficient notice of revocation.
A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.
What is a Beneficial Shareholder?
The Shareholders who do not hold the Goodness Shares in their own name are known as “Beneficial Shareholders,” or “Non-Registered Shareholders.” If the Goodness Shares are listed in an account statement provided to a Shareholder by an Intermediary, then in almost all cases those Goodness Shares will not be registered in the Shareholder’s name on the records of Goodness Growth. Such Goodness Shares will more likely be registered under the names of Intermediaries. In Canada, the vast majority of such Goodness Shares are registered under the name of CDS & Co. (the registration for the Canadian Depository for Securities, which acts as nominee for many Canadian brokerage firms). In the United States, the vast majority of such Goodness Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Corporation (which acts as depositary for many United States brokerage firms and custodian banks).
Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of meetings of shareholders. Every Intermediary has its own mailing process and provides its own return instructions to clients.
There are two kinds of Beneficial Shareholders: Objecting Beneficial Owners object to their name being made known to the issuers of securities which they own; and Non-Objecting Beneficial Owners who do not object to the issuers of the securities they own knowing who they are.
If you are a Beneficial Shareholder, you should carefully follow the instructions of your Intermediary in order to ensure that your Goodness Shares are voted at the Meeting.
What constitutes a quorum?
The Meeting will be held only if a quorum is present. A quorum will be present if there is at least one Shareholder or duly appointed proxyholder who is present in person or by proxy at the Meeting. Goodness Shares represented by properly completed proxy cards or VIFs either marked “abstain,” or returned without voting instructions, are counted as present and entitled to vote for the purpose of determining whether a quorum is present at the Meeting. If Goodness Shares are held by Intermediaries who are prohibited from exercising discretionary authority for Beneficial Shareholders who have not given voting instructions, those Goodness Shares will be counted as represented at the Meeting for the purpose of determining whether a quorum is present at the Meeting.

What vote is required to approve the proposals presented at the Meeting?
The vote required to approve all of the proposals listed herein assumes the presence of a quorum.
No.	Proposal	Votes Necessary
1.	Setting the Number of Directors Proposal
Approval requires the affirmative vote of a majority of the votes cast by the holders of Goodness Shares present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single class.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Setting the Number of Directors Proposal.

2.	Director Election Proposal
Approval requires the affirmative vote of a majority of the votes cast by the holders of Goodness Shares present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single class.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Director Election Proposal.

3.	Approval of the 2019 Incentive Plan
Approval requires the affirmative vote of two-thirds of the votes cast by shareholders entitled to vote at the Meeting to approve the 2019 Incentive Plan resolution.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Approval of the 2019 Incentive Plan resolution.

4.	Ratification of Awards under the 2019 Incentive Plan
Approval requires the affirmative vote of two-thirds of the votes cast by shareholders entitled to vote at the Meeting to ratify the Award Grant Ratification resolution.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Approval of the Award Grant Ratification resolution.

5.	Auditors Appointment Proposal
Approval requires the affirmative vote of a majority of the votes cast by the holders of Goodness Shares present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single class.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Auditors Appointment Proposal.

How will broker non-votes be treated?
A “broker non-vote” occurs when an Intermediary who holds its customer’s Goodness Shares in street name submits proxies for such Goodness Shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when Intermediaries have not received any instructions from their customers. Without specific instructions, Canadian Intermediaries are prohibited from voting their customers’ Goodness Shares.
Without specific instructions, U.S. Intermediaries, as the holders of record, are permitted to vote their customers’ Goodness Shares on “routine” matters only, but not on other matters.
Who will count the votes?
A representative of Broadridge will act as scrutineer at the Meeting and will count the votes.

Will my vote be kept confidential?
Yes. As a matter of policy, Shareholder proxies, ballots and tabulations that identify individual Shareholders are kept confidential.
Who pays to prepare, mail and solicit the proxies?
The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone, email, internet, facsimile transmission or other electronic or other means of communication by directors, officers, and regular employees of Goodness Growth. Goodness Growth will bear all costs of this solicitation. We have arranged for Intermediaries to forward the Meeting materials to Non-Registered Shareholders and we may reimburse the Intermediaries for their reasonable fees and disbursements in that regard.
How will my Goodness Shares be voted if I vote by proxy but do not indicate instructions for how to vote?
If you properly submit a proxy without indicating your instructions for how your shares should be voted, your shares represented by such proxy will be voted “FOR” fixing the number of directors for the ensuing year at five, “FOR” the five director nominees proposed by management, “FOR” the ratification of the 2019 Incentive Plan, “FOR” the ratification of the unallocated awards under the 2019 Incentive Plan, and “FOR” the appointment of Davidson & Company LLP as the auditors of Goodness Growth for the ensuing year and to authorize the Board to fix their remuneration.
Does Goodness Growth have cumulative voting?
Shareholders have no cumulative voting rights.
What if other matters come up during the Meeting?
If any matters other than those referred to in the Notice of Meeting properly come before the Meeting, the individuals named as proxies will vote the shares for which they have been appointed as proxies in accordance with their best judgment. As of the date of this Circular, Goodness Growth is not aware of any business other than the items referred to in the Notice of Meeting that will be considered at the Meeting.
How do I contact the Secretary of Goodness Growth?
In several sections of this Circular, we suggest that you should contact the Secretary of Goodness Growth to follow up on various items. You can reach our Secretary by writing to Attn: Corporate Secretary, 207 South 9th Street, Minneapolis, Minnesota 55402 USA.
Principal Holders of Voting Securities.
As of the date of the Record Date, to the knowledge of the directors and executive officers of Goodness Growth, no person or entity beneficially owns, or controls or directs, directly or indirectly, voting securities of Goodness Growth carrying 10% or more of the voting rights attached to any class of outstanding voting securities of Goodness Growth entitled to vote at the Meeting.
Financial Statements.
The Audited Financial Statements, including the reports of the auditors thereon, will be placed before the Meeting. Additional information may be obtained upon request from the Vice President — Investor Relations at 207 S. Ninth Street, Minneapolis, Minnesota 55402 USA or by email at samgibbons@vireohealth.com. Copies of these documents and additional information are also available on Goodness Growth’s website at investors.vireohealth.com/financials/regulatory-filings/, under Goodness Growth’s SEDAR+ profile at www.sedarplus.ca and EDGAR profile at www.sec.gov.
Your vote is important.
Whether or not you plan to participate in the Meeting, prompt voting will be appreciated.
Shareholders can vote their Goodness Shares via the internet or by telephone. Instructions for using this convenient service are provided on the Notice of Internet Availability, proxy card or VIF. If you received a printed copy of the proxy materials, you may also vote your Goodness Shares by dating, signing and promptly returning the proxy card in the envelope provided to you.

PROPOSAL 1: SETTING NUMBER OF DIRECTORS
The size of the Board is currently set at seven directors and the Board currently consists of five directors and Goodness Growth proposes to fix the number of directors at five for the ensuing year. Accordingly, at the Meeting, the Shareholders will be asked to fix the number of directors at five.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” SETTING THE NUMBER OF DIRECTORS AT FIVE.

PROPOSAL 2: ELECTION OF DIRECTORS
The Board currently consists of five directors. The term of office of each of the five current directors will end at the conclusion of the Meeting. At the Meeting, it is proposed that five directors be elected to hold office until the end of the next annual general meeting of the Shareholders or until their successors are elected or appointed. Unless the director’s office is vacated earlier in accordance with the provisions of the Business Corporations Act (British Columbia) (“BCBCA”), each director elected will hold office until the conclusion of the next annual general meeting of the Shareholders or if no director is then elected, until a successor is elected.
Nominees for Election as Directors at the Meeting
Each of the director nominees below is currently a director of Goodness Growth. The following table sets forth certain information regarding the director nominees. Additional biographical information on each of the nominees is included below under the section entitled “Directors and Executive Officers.”
Name of Nominee	Director Since	Residency	Principal Occupation(1)
Dr. Kyle E. Kingsley	March 2019	Minnesota, USA	Founder of Goodness Growth and Executive Chair of the Board
Ross M. Hussey(2)(3)(4)	July 2020	Minnesota, USA	Attorney, Smith Jadin Johnson, PLLC
Victor E. Mancebo(2)(3)(4)	January 2021	Florida, USA	Chief Executive Officer, TheraTrue, Inc.
Judd T. Nordquist(2)	March 2019	Minnesota, USA	CPA and Former Partner, Abdo L.L.P.
Joshua N. Rosen	August 2021	Arizona, USA	Chief Executive Officer and Interim Chief Financial Officer of Goodness Growth and Managing Partner, Bengal Capital
(1)
The information as to principal occupation, business, or employment of non-management directors is not within the knowledge of the management of Goodness Growth and has been furnished by the respective proposed nominees.

(2)	Member of the Audit Committee of the Board (the “Audit Committee”).
(3)	Member of the Compensation Committee of the Board (the “Compensation Committee”).
(4)	Member of the Nominating and Corporate Governance Committee of the Board (the “N&G Committee”).
None of the nominees for director of Goodness Growth are proposed for election pursuant to any arrangement or understanding between the nominee and any other person, except the directors and officers of Goodness Growth acting in solely such capacity.
Director Qualifications
Our Board believes that each member of the Board has the experience, qualifications, attributes, and skills that make him suitable to serve as our director, in light of our highly regulated cannabis business, our complex operations and large number of employees. In addition to the qualifications listed here, please refer to the biographies included under “Directors and Executive Officers” contained herein.
Dr. Kingsley’s specific qualifications, experience, skills and expertise include leadership and management; mergers and acquisitions; capital markets transactions; and cannabis industry knowledge.
Mr. Hussey’s specific qualifications, experience, skills and expertise include cannabis industry knowledge; cannabis-related legislation; and corporate strategy.
Mr. Mancebo’s specific qualifications, experience, skills and expertise include cannabis industry knowledge and experience; leadership and management; and corporate strategy.
Mr. Nordquist’s specific qualifications, experience, skills and expertise include financial statements and financial transactions; external and internal audit; and corporate strategy.
Mr. Rosen’s specific qualifications, experience, skills and expertise include financial transactions and investments and cannabis industry knowledge.
The Board believes these qualifications bring a broad set of complementary experience to the Board’s discharge of its responsibilities.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information regarding each director, director nominee and executive officer of Goodness Growth. A brief biography of each person who serves as a director or executive officer follows the table.
Name	Age*	Position
Dr. Kyle E. Kingsley	49	Executive Chair of the Board
Ross M. Hussey	46	Director
Victor E. Mancebo	40	Director
Judd T. Nordquist	54	Director
Joshua N. Rosen	51	Chief Executive Officer, Interim Chief Financial Officer and Director
Amber H. Shimpa	45	President of Goodness Growth and Chief Executive Officer of Vireo Health of Minnesota
Patrick Peters	50	Executive Vice President, Retail
*	As of the date of this Circular.
Dr. Kyle E. Kingsley is a board-certified emergency medicine physician and founder, Executive Chairman and a director of Goodness Growth. Dr. Kingsley served as Chief Executive Officer and chairman on the Board of Goodness Growth from July 2014 to February 2023. Dr. Kingsley has served as a director of Goodness Growth (and its predecessors Vireo Health, Inc./Minnesota Medical Solutions LLC) since July 2014, and he was appointed Executive Chairman of Goodness Growth in February 2023. Dr.  Kingsley has expansive experience in starting medical cannabis companies in well-regulated, limited-license states with narrow timelines for implementation. Dr.  Kingsley has been involved with all aspects of medical cannabis implementation, from horticulture and manufacturing to finance and policy. Dr.  Kingsley’s primary goal is to build mainstream, cannabis-based, alternatives to opioids, alcohol, and tobacco. Dr.  Kingsley’s prior experience with opioid pain medications and alcohol in the emergency department setting was a major reason for his desire to build a science-focused cannabis company. Simultaneously with his emergency medicine staffing responsibilities, Dr. Kingsley founded and developed multiple companies including Clinical Scribes LLC, a medical scribe documentation training and implementation company, which he founded in 2007. Clinical Scribes LLC and its offshoot Medical Scribe Training Systems focus on efficient training of medical professionals, specifically medical scribes. Dr.  Kingsley is the author of a wide array of scientifically robust medical scribe training textbooks, “The Ultimate Medical Scribe Handbook” series, which is used by companies across the country to train their medical scribes. Dr.  Kingsley founded MedMacros LLC in 2012, a medical documentation augmentation company that provides physicians and other healthcare providers with online templates to improve documentation speed and comprehensiveness. Dr.  Kingsley received a Bachelor of Science degree in Biochemistry and a Bachelor of Arts degree in German from University of Minnesota in Duluth and received a Doctor of Medicine degree from the University of Minnesota, Twin Cities. During his time at the University of Minnesota, Duluth, Dr.  Kingsley worked extensively in a biochemistry laboratory and developed expertise in HPLC and other laboratory techniques that are directly applicable to the medical cannabis industry. Dr.  Kingsley is married to Ms. Shimpa’s sister.
Ross M. Hussey is an attorney with over 15 years of experience who practices in multiple states and jurisdictions and focuses primarily on complex litigation and representing private businesses. Mr. Hussey has served as a director of Goodness Growth since July 2020 and is the Chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. He has practiced with Smith Jadin Johnson, PLLC since June 2019. From April 2015 through May 2019, he practiced with Benson, Kerrane, Storz & Nelson, PC (now known as Kerrane Storz, P.C.). Mr. Hussey is a founding member of Vireo U.S. where he helped create and launch Minnesota Medical Solutions, LLC. Mr. Hussey previously served as General Counsel for Minnesota Medical Solutions from December of 2014 to March of 2016 before returning to private practice. He also has prior government relations experience and was involved in the implementation of the medical cannabis program in Minnesota. Mr. Hussey holds a Bachelor of Arts degree in Political Science from Gustavus Adolphus College and received a Juris Doctor degree from William Mitchell College of Law.
Victor E. Mancebo is a business professional with over 20 years of experience in a variety of operational, retail, and agricultural leadership roles for several national and regional companies in the United States. Mr. Mancebo has served as a director of Goodness Growth since January 2021 and is a member of the Audit, Compensation and Nominating and Corporate Governance Committees. Mr. Mancebo has amassed executive leadership roles in Real-Estate, Banking, Education, Logistics, Technology, Food Safety, Manufacturing, Agriculture, and Retail. He

founded O2 Natural Air LLC, a sustainable climate-control company, in 2022. He has served as Executive Chairman of V7 Ogimaa, Inc, a vertically integrated, multi-state cannabis operator,. since 2021. He has served as the Chief Executive Officer and Director of TheraTrue, Inc., a medical cannabis company, since January 2021. From July 2018 through December 2020, Mr. Mancebo served as the President, Chief Executive Officer and as a Director of Liberty Health Sciences Inc. (OTCQX: LHSIF), a vertically integrated cannabis company with 29 dispensaries and a 250,000 square feet production facility housed on 387 acres in Florida, which has served over 100,000 patients to date. At Liberty Health Sciences Inc., Mr. Mancebo was responsible for the growth and success of various departments including retail, sales, compliance, production, processing, cultivation, construction, facilities, and accounting. Prior to that experience, Mr. Mancebo served as a Partner and Chief Operations Officer at Gelatys, a handcrafted gelato pops company, from April 2016 through April 2018. From 2013 to 2020, Mr. Mancebo served as the Founder and Managing Director at iAgriGroup, an entity focused on providing supporting in the agricultural and food industry, where he was responsible for the expansion, strategy and overall operational execution of the international agriculture and food production company. He holds a B.A. from Florida International University and a Master Black Belt Six Sigma Certification.
Judd T. Nordquist is a Certified Public Accountant with more than 30 years of experience, serving as a Partner and member of the Board of Directors at Abdo L.L.P. and its predecessor until April 2023. Mr. Nordquist has served as a director of Goodness Growth since March 2019 and is a member of the Compensation Committee and the Chair of Audit Committee. He has served on Boards, audit committees, transaction committees and has held leadership roles with several organizations. During his career in public accounting, Mr. Nordquist served in several leadership roles including the Segment Leader for the manufacturing, distribution and agriculture and the Real Estate and Construction segments of the firm where he was responsible for setting the strategic plan and delivering results. Mr. Nordquist helps business owners with business and tax planning, mergers and acquisitions, cash flow management, budgeting, overhead computations, auditing and entrepreneurial consulting services throughout North America and Europe. Mr. Nordquist graduated from Minnesota State University, Mankato with a Bachelor of Science degree in Accounting and is currently attending Harvard University in pursuit of their Corporate Director Certificate. He is a member of the American Institute of Certified Public Accountants, the Minnesota Society of Certified Public Accountants and DFK International.
Joshua N. Rosen is a cannabis industry executive, strategic advisor and business professional with experience in capital markets. Mr. Rosen has served as a director of Goodness Growth since August 2021. Mr. Rosen has served as Chief Executive Officer of Goodness Growth since May 1, 2024 and as Interim Chief Financial Officer of Goodness Growth since February of 2023. Mr. Rosen previously served as Interim Chief Executive Officer from February 2023 until his appointment to Chief Executive Officer and as Interim President of Goodness Growth from December 2022 until his appointment to Interim Chief Executive Officer. Mr. Rosen has served as a Managing Partner of Bengal Capital, a cannabis investment and advisory firm, since December 2020. Mr. Rosen has served as a member of the Board of Body & Mind, Inc. (CS: BAMM), a cannabis company, since February 2023. Through May 2021, Mr. Rosen was a director of 4Front Ventures Corporation (CSE: FFNT); Mr. Rosen was previously Executive Chairman and Chief Executive Officer of 4Front and its predecessor companies, having co-founded 4Front in 2011. Mr. Rosen is on the Board of Manager of Ninety Plus Coffee, LLC, a coffee producer. Earlier in his career, Mr. Rosen held positions at Crystal Rock Capital Management, Credit Suisse (NYSE: CS) and ABN AMRO Bank N.V. (OTCMKTS: AAVMY). Mr. Rosen holds a Bachelor of Arts in Economics and Philosophy from Beloit College.
Amber H. Shimpa has served as President of Goodness Growth since February 2023. Ms. Shimpa also currently serves as Chief Executive Officer of Vireo Health of Minnesota, one of the operational subsidiaries of Goodness Growth. Ms. Shimpa served as a director of the Company from March 2019 to March 2023. Ms. Shimpa also served as the Chief Administrative Officer (“CAO”) for Goodness Growth from December 2019 to February 2023, and prior to that, as Chief Financial Officer from January 2015 to December 2019. As CAO, she led Goodness Growth’s human resources, communications, and policy teams and drove the integration of people and culture for Goodness Growth. She works to perpetuate Goodness Growth’s core values and culture as its workforce continues to rapidly expand. Ms. Shimpa spearheads Goodness Growth’s Corporate Social Responsibility initiatives and Diversity and Inclusion programs. Ms. Shimpa has 14 years of experience as a financial services professional with various commercial and investment banking organizations. Prior to joining Goodness Growth, Ms. Shimpa spent nine years as Vice President of a $1.6 billion bank focused on commercial, nationwide lending. Her experience in the highly regulated banking environment has engrained quality and control in her leadership and financial management approach. Banking is often seen as a challenge for operators within the cannabis industry. Ms. Shimpa’s understanding of the strict compliance requirements in the banking industry, coupled with Goodness Growth’s scientific and safe medical model, have led to welcoming discussions with banks, and ultimately the first known open banking relationship with a cannabis-related company in the U.S. Ms. Shimpa holds a Bachelor of Arts degree in Business from the University of North Dakota. Dr. Kyle E. Kingsley is married to Ms. Shimpa’s sister.
Patrick Peters is a highly driven retail executive with experience in industry-leading brands across diverse market segments. Mr. Peters is experienced in developing innovative and effective solutions to drive continuous improvement and financial results. He has served as Goodness Growth’s Executive Vice President of Retail since November 2020. Prior to that he served as Senior Vice President of Retail, Wholesale, and E-Commerce at Goodness Growth from November 2019 to November 2020. Prior to that, from June 2018 to July 2019, Mr. Peters served as the Regional Director of Rue21, an American specialty retailer of women’s and men’s casual apparel and accessories, where he managed Rue21’s retail locations on the East Coast. Mr. Peters served as a Financial Planner at Northwest Mutual from June 2017 to March 2018, where he assisted individuals with life insurance and financial planning. From June 2013 to February 2017, Mr. Peters served as Chief Operating Officer and Vice President of Retail at Costume SuperCenter, where he focused on growing infrastructure of new e-commerce retail acquisition.
Corporate Cease Trade Orders, Bankruptcies, Penalties or Sanctions
To the Company’s knowledge, no director nominee is or, within the ten years prior to the date of this Circular, has been, a director, chief executive officer or chief financial officer of any company (including the Company) that: (1) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days (an “order”); or (2) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, chief executive officer or chief financial officer.
To the Company’s knowledge, no director nominee is or, within the ten years prior to the date of this Circular, has been, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.
To the Company’s knowledge, no director nominee has, during the ten years prior to the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the director nominee.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers to file reports of holdings and transactions in Goodness Growth Shares with the SEC. Based on our records, in 2023, all Section 16 filers met all applicable SEC filing requirements under Section 16(a), except as follows: (i) Form 4 filing for Joshua N. Rosen due December 10, 2022, filed January 9, 2023; (ii) Form 4 filing for John Andrew Heller due June 9, 2023, filed June 14, 2023; (iii) Form 4 for J. Michael Schroeder due June 9, 2023, filed June 14, 2023; (iv) Form 3 filing for Chicago Atlantic Credit Opportunities due June 2, 2023, filed July 14, 2023; (v) Form 4/A for Amber Shimpa due December 16, 2022, filed January 8, 2024; and (vi) Form 4 for Amber Shimpa due December 23, 2023 filed January 8, 2024.

BOARD OF DIRECTORS, COMMITTEES, AND GOVERNANCE
Overview
The Board is committed to sound corporate governance practices, as such practices are both in the interests of Shareholders and help to contribute to effective and efficient decision-making. Under Canadian National Instrument 58-101 — Disclosure of Corporate Governance Practices and National Policy 58-201 Corporate Governance Guidelines, Goodness Growth is required to disclose information relating to its corporate governance practices, which disclosure is set out herein. With respect to the United States, Goodness Growth is required to comply with the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the applicable rules adopted by the SEC pursuant to the Sarbanes-Oxley Act.
The Board is responsible for the oversight of the business and affairs of Goodness Growth. The Board oversees the development of Goodness Growth’s strategic plan and the ability of management to continue to deliver on the corporate objectives.
The independent judgment of the Board in carrying out its responsibilities is the responsibility of all directors. The Board facilitates independent supervision of management through meetings of the Board and through frequent informal discussions among independent members of the Board and management. In addition, the Board has free access to Goodness Growth’s officers, external auditors, and external legal counsel.
Board Leadership Structure
The Board is responsible for the stewardship of Goodness Growth and providing oversight as to the management of the Company's business and affairs, including providing guidance and strategic oversight to management.
The Board does not have a written mandate. In fulfilling its responsibilities, the Board is responsible for, among other things: (i) strategic planning; (ii) monitoring of the financial performance, financial reporting, financial risk management and oversight of policies and procedures; (iii) reviewing and, where appropriate, approving major corporate actions and internal controls; (iv) assessing risks facing Goodness Growth and reviewing options for their mitigation; (v) ensuring that our business is conducted with the highest standards of ethical conduct and in conformity with applicable laws and regulations; (vi) appointing officers, ensuring that they are qualified for their roles and planning their success as appropriate from time to time; and (vii) establishing and overseeing committees of the Board as appropriate, approving their mandates and approving any compensation of their members.
The Board oversees our business and considers the risks associated with our business strategy and decisions. The Board currently implements its risk oversight function as a whole. The Board adopted charters that establish an audit committee, compensation committee and nominating and corporate governance committee. Each of the Board’s committees provide risk oversight in respect of its areas of concentration and report material risks to the Board for further consideration.
Currently, the Board believes that it should have the flexibility to periodically determine the leadership structure that is best for Goodness Growth and review such structure to determine whether it continues to serve Goodness Growth and our Shareholders. The Board believes the current leadership structure, with Dr.  Kingsley serving as Executive Chair of the Board, provides a well-functioning and effective balance between strong management leadership and appropriate oversight by the independent directors. The Board believes this is the optimal structure at the Company's current size and with its current operations to guide Goodness Growth and maintain the focus required to achieve the business goals and grow shareholder value. The transition by Dr. Kingsley to his position as Executive Chair of the Board provides a level of continuity and retention of Company knowledge which the Board believes to be beneficial for its current operations. The Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.
The Board has not developed a separate written position description for the Chairman and the chair of each board committee. The role of the Chairman and the chair of each committee is to preside over all meetings of the Board, lead the Board or committee in regularly reviewing and assessing the adequacy of its mandate and its effectiveness in fulfilling its mandate, and in the case of the chairs of each committee, report to the Board with respect to the activities of the committee. Goodness Growth’s Corporate Governance Guidelines provide that the positions of Chief Executive Officer and Chair may be held by the same person or by two different people, at the discretion of the Board. Until February 2023, Goodness Growth had one individual, Dr. Kyle E. Kingsley serving as Chief Executive Officer and Chair of the Board. In February 2023, Dr. Kingsley resigned as Chief Executive Officer and was appointed as

Executive Chair of the Board. While our Bylaws and Corporate Governance Guidelines do not require that our Executive Chairman and Chief Executive Officer positions be separate, the Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Our Chief Executive Officer is responsible for recommending strategic decisions and capital allocation to the Board and to ensure the execution of the recommended plans. The Executive Chairman’s responsibilities include ensuring that our Board works together as a cohesive team with open communication and that a process is in place by which the effectiveness of our Board, its committees and its individual directors can be evaluated on a regular basis. The Executive Chairman also acts as a liaison between the Board and management.
Director Independence
The independence of our directors is determined under the Nasdaq listing standards (“Nasdaq Rules”) and within the meaning of the terms defined in sections 1.4 and 1.5 of Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”).
The Board has determined that three of our five current directors are independent persons under the Nasdaq Rules and NI 52-110, which is the majority of our Board: Ross M. Hussey, Victor E. Mancebo, and Judd T. Nordquist. Dr. Kyle E. Kingsley and Joshua N. Rosen are executive officers of Goodness Growth and are therefore not independent. During fiscal year 2023, the Board determined that four of our seven then-serving directors were independent persons under the Nasdaq Rules and NI 52-110: Chelsea A. Grayson, Ross M. Hussey, Victor E. Mancebo and Judd T. Nordquist. Dr. Kyle E. Kingsley, Joshua N. Rosen and Amber H. Shimpa were executive officers of Goodness Growth and were therefore not independent.
The independent directors meet in executive session, without the presence of non-independent directors and members of management, in conjunction with each regularly scheduled meeting of the Board. During 2023, five executive sessions were held. The Board encourages its independent directors to meet formally or informally without any non-independent directors, including members of management, being present, on an as-needed basis. In addition, the small size of the Board helps to create an atmosphere conducive to candid and open discussion among all directors.
Directors are required to attend Goodness Growth’s annual meeting of shareholders, unless an urgent event intervenes. All seven of the then-serving directors attended the 2022 annual meeting of shareholders.
Meetings
Under our Corporate Governance Guidelines, the Board is expected to have at least four regular meetings each year. Directors are expected to attend all meetings of the Board and committees on which they serve and must notify the chair of the Board or committee, as applicable, of circumstances preventing attendance at a meeting.
In 2023, the Board held six meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting, and the N&G Committee held one meeting. Each director attended at least 75% of the meetings during the time he or she served as a member of the Board or a Board committee. Directors who served on the Audit Committee, Compensation Committee, and N&G Committee attended all of the committee meetings held in 2023 on which they served.
Committees of Our Board of Directors
The standing committees of our Board consist of the Audit Committee, the Compensation Committee and the N&G Committee. The responsibilities of these committees are described below. Our Board may also establish various other committees to assist it in its responsibilities. Our Board has adopted a charter for each of the three standing committees that addresses the composition and responsibilities of each committee. Copies of such materials are available on our website at investors.vireohealth.com/governance/Governance-Documents.
Audit Committee
The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to accounting and financial reporting processes and internal controls for Goodness Growth and the audits of its financial statements, and in ensuring the adequacy and effectiveness of Goodness Growth’s risk management programs. A copy of the Audit Committee's charter is appended hereto as Schedule “A”.

The Audit Committee currently is comprised of three directors Ross M. Hussey, Victor E. Mancebo and Judd T. Nordquist (chair). Each of these directors is, and each director who served on the Audit Committee during fiscal year 2023 was, independent as contemplated by NI 52-110 and the Nasdaq Rules. An audit committee member is independent if the member meets the requirements of NI 52-110, the Nasdaq Rules and has no direct or indirect material relationship with Goodness Growth that could, in the view of the Board, reasonably interfere with the exercise of a member’s independent judgment. The Board has determined that all members of the Audit Committee are financially literate, and that Mr. Nordquist qualifies as an “audit committee financial expert” for purposes of the SEC’s rules.
Compensation Committee
The Compensation Committee assists the Board in fulfilling its oversight responsibilities relating to the recruitment, compensation, evaluation, and retention of senior management and other key employees with the skills and expertise needed to enable Goodness Growth to achieve its goals and strategies at competitive compensation and with appropriate performance incentives.
Our Compensation Committee reviews and makes recommendations to the Board concerning the compensation of our directors and executive officers. Generally, the Chief Executive Officer participates in meetings of the Compensation Committee at the Compensation Committee’s request to provide relevant background information regarding Goodness Growth’s strategic objectives and to evaluate the performance of and compensation recommendations for the other executive officers. The Compensation Committee utilizes the information provided by management and the knowledge and experience of the Compensation Committee members in making compensation decisions regarding executive and director compensation.
The Compensation Committee currently is comprised of two independent directors: Ross M. Hussey (chair) and Victor E. Mancebo. Each of these directors is, and each director who served on the Compensation Committee during fiscal year 2023 was, independent as contemplated by NI 52-110 and the Nasdaq Rules.
N&G Committee
The N&G Committee assists the Board in fulfilling its oversight responsibilities relating to the selection of individuals qualified to become directors.
The N&G Committee reviews and makes recommendations to the Board concerning corporate governance of Goodness Growth and the size, structure, and membership of the Board and its committees, as well as making recommendations to the Board with respect to director compensation. The N&G Committee also is responsible for identifying and reviewing the qualifications of prospective nominees for director and recommending the slate of nominees for inclusion in Goodness Growth’s proxy statement and management information circular and presentation to the Shareholders at the Meeting.
The members of the N&G Committee are Ross M. Hussey and Victor E. Mancebo. Each of these directors is independent as contemplated by the Nasdaq Rules. During fiscal year 2023, three of the four directors who served on the N&G Committee were independent as contemplated by the Nasdaq Rules: Chelsea A. Grayson, Ross M. Hussey and Victor E. Mancebo. Amber H. Shimpa was an executive officer of Goodness Growth and therefore not independent.
Nomination of Directors
In evaluating candidates for nomination to the Board, the N&G Committee may take into consideration such factors and criteria as it deems appropriate, including judgment, skill, integrity, reputation, diversity, business, and other experience and whether each new nominee can devote sufficient time and resources to his or her duties as a member of the Board. In selecting candidates and existing directors for service on the Board, the minimum general criteria set forth below will be considered; specifical additional criteria may be added with respect to specific searches. An acceptable candidate may not fully satisfy all of the criteria but is expected to satisfy many of them. The Board believes that candidates for director should have certain minimum qualifications, including being able to read and understand financial statements and having the highest personal integrity and ethics. In considering candidates recommended by the N&G Committee, the Board considers such factors as:
•	Possessing relevant expertise upon which to be able to offer advice and guidance to management,
•	Sufficient time to devote to the affairs of the Company,
•	Demonstrated excellence in his or her field,

•	A track record of exercising sound business judgment,
•	Commitment to rigorously represent the long-term interests of the Goodness Growth's shareholders,
•	Ability to work collegially with other directors and the Goodness Growth's senior management team,
•	Diversity of viewpoint, work and life experience, education, skills, race and ethnicity, sex, age, and industry, and
•	Such other factors as the Board deems appropriate.
The Board does not have a diversity policy, but the N&G Committee considers diversity as one of the factors when evaluating candidate and the N&G Committee specifically considers the representation of women on the Board.
Candidates for director are reviewed in the context of the current composition of the Board, the operating requirements of Goodness Growth and the long-term interests of its shareholders.
The N&G Committee also will consider director candidates recommended by Shareholders pursuant to the requirements of the advance notice provisions in the Goodness Articles regarding the nomination of directors of Goodness Growth by a Shareholder. See “Shareholder Proposals for the 2025 Annual Meeting — Shareholder Recommendations for Director Nominations” below for more information. There is currently no policy in place regarding the consideration of director candidates recommended by Shareholders outside of this process. If a recommendation of director candidates is received from a Shareholder, the N&G Committee would consider such recommendation using the same criteria as for a director candidate recommended by any other source.
Board’s Role in Risk Oversight
The role of our Board in our risk oversight is consistent with our leadership structure, with our Chief Executive Officer and the other members of senior management having day-to-day responsibility for assessing and managing our risk exposure and control processes, and our Board and its committees taking an active role in the management of critical business risks and providing oversight of risk management and control processes.
Goodness Growth’s senior management is responsible for reporting to the Board on the principal risks associated with Goodness Growth’s business and operations, implementing appropriate systems to manage these risks and reporting to the Board on the operation of, and any material deficiencies in, these systems. Such reports are provided by senior management to the Board at each regularly scheduled Board meeting.
The Audit Committee is responsible for monitoring procedures relating to financial reporting risk management and reviewing the adequacy of Goodness Growth’s internal control over financial reporting, as more fully described above under “ – Audit Committee”.
The Compensation Committee has primary responsibility for Goodness Growth’s compensation policies, plans, and practices regarding both executive compensation and the compensation structure generally and in particular, reviews Goodness Growth’s incentive compensation arrangements to ensure these programs do not encourage inappropriate or unintended risk-taking by Goodness Growth’s employees, as more fully described above under “ – Compensation Committee”.
The N&G Committee is responsible for reviewing our strategies to determine the composition of the Board and in identifying the appropriate / new candidates to be nominated for election, as well as the regular evaluation of the overall efficiency of the Board and the Executive Chairman and all board committees and their chairs.
Orientation and Continuing Education
All new directors are provided with an initial orientation, commensurate with their previous experience, regarding the nature and operation of Goodness Growth’s business and its strategy and as to the role of the Board and its committees, as well as the legal obligations of a director of Goodness Growth. Directors are periodically updated on these matters.
New directors are provided with the Company’s continuous disclosure documents required by the CSE, the SEC and Canadian Securities Administrators, the Company’s corporate governance policies and guidelines and the charters of each of the standing committees of the Board. New directors are invited to attend orientation sessions in the form of informal meetings with members of the Board and senior management, complemented by management and legal presentations on the Company’s business and operations, the cannabis industry and the public company reporting obligations of the Company and its insiders. In addition, the Board may arrange for directors of the Company to attend outside educational programs pertaining to the directors’ responsibilities.
Board meetings may also include presentations by Goodness Growth’s management and employees to give the directors additional insight into Goodness Growth’s business.
We rely on the advice of our provisional advisors to update the knowledge of our Board members in respect of changes in relevant policies and regulations. Some of our directors are also directors of other publicly traded companies and are benefiting from exposure to boards of directors of such companies. New members of the Board are generally selected on the basis of their breadth of experience with respect to the cannabis industry, having regard to the requirements for appropriate skill sets that we require.
Board and Committee Assessment
The N&G Committee is responsible for assessing annually the effectiveness of the Board as a whole, the Board committees, and the contribution of individual directors. Assessments of the Board and its committees considers the Board mandate and the applicable committee charter. Assessments of individual directors considers the position description, if any, and skills and competencies applicable to that individual.
The N&G Committee discusses the collective assessment to determine what, if any, actions should be taken to improve effectiveness.
The Board will periodically evaluate an orientation program for new directors and a continuing education program for existing directors.
Corporate Governance Guidelines
The Board has adopted the Corporate Governance Guidelines, which are available on Goodness Growth’s website at investors.vireohealth.com/governance/Governance-Documents.
Code of Ethics and Business Conduct
The Board has adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers, and employees, including our principal executive, principal financial, and principal accounting officers. The Code of Ethics and Business Conduct is available on our website at investors.vireohealth.com/governance/Governance-Documents.
Shareholder Communications with the Board of Directors
Shareholders who wish to communicate with our Board may send communications in writing to any or all members of the Board (including the Executive Chairman, or the non-management directors, either individually or as a group) by mail. All such correspondence can be sent to the director(s) by mail c/o the Secretary of Goodness Growth at the address of Goodness Growth’s headquarters. Communications that meet the procedural and substantive requirements of the process approved by the Board will be delivered to the specified member of the Board, non-management directors as a group or all members of the Board, as applicable, on a periodic basis, which generally will be in advance of or at each regularly scheduled meeting of the Board. All communications must be in English and be accompanied by the address, telephone number and e-mail address, if any, of the person submitting the communication. Any personal involvement or other interest of the person in the matter must be addressed in the communication. Communications that are not appropriate for delivery to the Board will not be delivered, including: (1) communications that do not conform to the above procedural requirements; (2) communications that regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to security holders or other constituencies of Goodness Growth generally; (3) communications that advocate Goodness Growth engage in illegal activities; (4) communications that, under community standards, contain offensive, scurrilous or abusive content; (5) communications that are not related to the duties and responsibilities of the Board, including, but not limited to, junk mail and mass mailings, business solicitations, new product or service suggestions, and opinion survey polls; and (6) communications that have no rational relevance to the business or operations of Goodness Growth.

INFORMATION CONCERNING DIRECTOR COMPENSATION
Only non-employee directors receive compensation for their services as directors. For information about the compensation of Dr. Kingsley, Mr. Rosen and Ms. Shimpa, see the section entitled “Information Concerning Executive Compensation” below. Dr. Kingsley and Mr. Rosen served on the Board for all of 2023. Ms. Shimpa resigned from the Board in March 2023.
The director compensation program is intended to provide a total compensation package that enables Goodness Growth to attract and retain qualified and experienced directors and to align our directors’ interests with those of our shareholders by including a substantial portion of their compensation in Goodness Shares. The Compensation Committee makes a recommendation to the N&G Committee regarding director compensation, which the N&G Committee will then approve, modify, or reject. The N&G Committee will then propose such compensation to the Board for approval. The Compensation Committee, N&G Committee, and the Board consider committee assignments and committee chair responsibilities, as well as the overall time requirements of the directors in determining the level of long-term equity incentive awards to be granted, if any.
For 2023, non-employee director compensation was comprised of an annual cash retainer of $71,000. No equity grants were made to non-employee directors for 2023.
The following table reflects the total compensation earned by or paid to our non-employee directors in 2023.
Director Compensation for 2023
Name and Principal Position	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)(2)	Total ($)
Chelsea A Grayson(3)	38,000	—	—	—
Ross M. Hussey	71,000	—	—	71,000
Victor E. Mancebo	71,000	—	—	71,000
Judd T. Nordquist	71,000	—	—	71,000
(1)
At December 31, 2023, the directors had the following Goodness Options outstanding: Mr. Hussey held 175,025 vested Goodness Options and 60,105 unvested Goodness Options that vested in full on March 31, 2024; Mr. Mancebo held 109,526 vested Goodness Options and 59,988 unvested Goodness Options that vested in full on March 31, 2024; Mr. Nordquist held 450,465 vested Goodness Options and 140,239 unvested options that vested in full on March 31, 2024;

(2)
At December 31, 2023, the directors had the following Goodness RSUs outstanding: Mr. Hussey held 39,637 vested Goodness RSUs and 22,113 unvested RSUs that vest ratably on the first three anniversaries of the grant date, March 15, 2022, and 57,161 unvested RSUs that vest ratably on the first three anniversaries of the grant date, December 14, 2022; Mr. Mancebo held 39,637 vested Goodness RSUs and 22,113 unvested RSUs that vest ratably on the first three anniversaries of the grant date, March 15, 2022, and 57,161 unvested RSUs that vest ratably on the first three anniversaries of the grant date, December 14, 2022; Mr. Nordquist held 39,637 vested Goodness RSUs and 22,113 unvested RSUs that vest ratably on the first three anniversaries of the grant date, March 15, 2022, and 57,161 unvested RSUs that vest ratably on the first three anniversaries f the grant date, December 14, 2022. All RSUs settle and pay out the third anniversary of the grant date.

(3)	Ms. Grayson resigned from the Company’s Board in March 2023.

INFORMATION CONCERNING EXECUTIVE COMPENSATION
Overview of Executive Compensation
As an “emerging growth company” and “smaller reporting company” under the rules and regulations of the SEC, Goodness Growth is required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. These reporting obligations extend only to our “named executive officers”, who, under the rules for a “smaller reporting company,” are the individuals who: (1) served as our principal executive officer; (2) our two most highly compensated executive officers other than the principal executive officer; and (3) up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as one of our executive officers at the end of our last completed fiscal year (collectively, the “named executive officers” or “NEOs”).
The Board is authorized to review and approve annually all compensation decisions relating to the executive officers of Goodness Growth. In accordance with reduced disclosure rules applicable to emerging growth companies as set forth in Item 402 of Regulation S-K, this section explains how Goodness Growth’s compensation program is structured for its named executive officers.
For 2023, our named executive officers were Dr. Kyle E. Kingsley (former chief executive officer), Joshua N. Rosen (in his capacity as interim chief executive officer and interim chief financial officer), Amber Shimpa (President and corporate secretary), Patrick Peters (executive vice president of retail), John Heller (former chief financial officer), and J. Michael Schroeder (former General Counsel and Chief of Compliance).
Compensation Governance
The Board has not adopted any formal policies or procedures to determine the compensation of our directors or executive officers. The compensation of the directors and executive officers making over $200,000 per year is determined by the Board, based on the recommendations of the Compensation Committee. Recommendations of the Compensation Committee are made giving consideration to the objectives discussed below and, if applicable, considering applicable industry data.
For details regarding the role and composition of the Compensation Committee, see “Board of Directors, Committees, and Governance – Committees of Our Board of Directors”. For details regarding the experience of the members of the Compensation Committee, see “Directors and Executive Officers” and “Board of Directors, Committees, and Governance.”
The role and responsibility of the Compensation Committee is to assist the Board in fulfilling its responsibilities for establishing compensation philosophy and guidelines. Additionally, the Compensation Committee has responsibility for recommending to the Board compensation levels for directors, recommending compensation levels, perquisites and supplemental benefits for the executive officers. In addition, the Compensation Committee is charged with reviewing Goodness Growth’s equity incentive plans, including the 2019 Incentive Plan (each as defined below), and proposing changes thereto and recommending any other employee benefit plans, incentive awards and perquisites with respect to the directors and executive officers. The Compensation Committee is responsible for approving any equity or incentive awards under the 2019 Incentive Plan. The Compensation Committee is also responsible for reviewing, approving and reporting to the Board annually (or more frequently as required) on our succession plans for our executive officers, and for overseeing our Board annual self-evaluation process.
The Compensation Committee endeavors to ensure that the philosophy and operation of our compensation program reinforces our culture and values, creates a balance between risk and reward, attracts, motivates and retains executive officers over the long-term and aligns their interests with those of our shareholders. In addition, the Compensation Committee reviews our annual disclosure regarding executive compensation for inclusion where appropriate in our disclosure documents.
Elements of Compensation
Base Salary
Base salary is the fixed portion of each executive officer’s total compensation. It is designed to provide income certainty. In determining the base level of compensation for the executive officers, weight is placed on the following factors: the particular responsibilities related to the position, salaries or fees paid by companies of similar size in the industry, level of experience of the executive, and overall performance and the time which the executive officer is required to devote to Goodness Growth in fulfilling his or her responsibilities.
Long-Term Equity Incentive Awards
Long-term incentives are intended to align the interests of Goodness Growth’s directors and executive officers with those of the shareholders and to provide a long-term incentive that rewards these parties for their contribution to the creation of shareholder value. In establishing the number of Goodness Options, stock appreciation rights (“SARs”), restricted stock (“Goodness RS Awards”) and Goodness RSUs to be granted, if any, reference is made to the recommendations made by the Compensation Committee as well as, from time to time, the number of similar awards granted to officers and directors of other publicly- traded companies of similar size, in the same business as Goodness Growth. The Compensation Committee and the Board also consider previous grants of Goodness Options and the overall number of Goodness Options that are outstanding relative to the number of outstanding securities in determining whether to make any new grants of Goodness Options, SARs, Goodness RS Awards or Goodness RSUs and the size and terms of any such grants. With respect to executive officers, the Compensation Committee and the Board also consider the level of effort, time, responsibility, ability, experience, and level of commitment of the executive officer in determining the level of long-term equity incentive awards.
Hedging Policy
At this time, Goodness Growth does not have a hedging policy.

Summary Compensation Table
The following table sets forth all compensation paid to or earned by the NEOs during the financial years 2023 and 2022.
Name and Principal Position	Year	Salary ($)	Option Awards ($)(6)	Stock Awards ($)(7)	All Other Compensation ($)(1)	Total ($)
Dr. Kyle E. Kingsley Former Chief Executive Officer(2) and Executive Chair of the Board	2023	275,000	682,256	—	176	957,432
	2022	360,000	558,435	672,430	176	1,591,041
Joshua N. Rosen Chief Executive Officer and Interim Chief Financial Officer(3)	2023	300,000	—	—	176	300,176
	2022	11,538	528,093	49,202	65,791(9)	654,624
John A. Heller Former Chief Financial Officer(4)	2023	340,000	215,035	—	176	555,211
	2022	300,000	269,687	305,650	176	875,513
Amber Shimpa President and Corporate Secretary	2023	260,000	164,061	—	176	424,237
	2022	260,000	233,729	264,897	176	758,802
J. Michael Schroeder Former General Counsel and Chief Compliance Officer(5)(8)	2023	250,000	87,861	—	176	338,037
Patrick Peters Executive Vice President of Retail(8)	2023	200,000	—	—	176	200,176
(1)	Consists of life insurance premiums paid on the executive’s behalf.
(2)	Dr. Kingsley resigned from the position of Chief Executive Officer on February 14, 2023.
(3)
Mr. Rosen was appointed Chief Executive Officer on May 1, 2024 and Interim Chief Financial Officer on February 14, 2023. Mr. Rosen served as Interim Chief Executive Officer from February 14, 2023 until his appointment to Chief Executive Officer.

(4)	Mr. Heller was Goodness Growth’s Chief Financial Officer until September 26, 2023.
(5)	Mr. Schroeder was Goodness Growth’s General Counsel and Chief Compliance Officer until December 15, 2023.
(6)
The amounts reported in the Option Awards column reflects aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation—Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the NEO. The assumptions used in calculating the valuations are set forth in Note 17 to the Goodness Growth Audited Financial Statements in the Goodness Growth Annual Report. At December 31, 2023 the NEOs had the following Goodness Options outstanding: Mr. Kingsley held 5,545,763 vested Goodness Options, 356,263 unvested Goodness Options which vest ratably at each quarter end until fully vested on March 31, 2026, and 503,552 unvested Goodness Options which vest ratably at each quarter end until fully vested on December 31, 2026; Mr. Heller held 1,422,899 vested Goodness Options and 0 unvested Goodness Options; Ms. Shimpa held 3,099,946 vested Goodness Options, 140,346 unvested Goodness Options which vest ratably at each quarter end until fully vested on March 31, 2026, 240,963 unvested Goodness Options which vest ratably at each quarter end until fully vested on December 31, 2026, and 750,000 unvested Goodness Options of which 150,000 vest on December 31, 2024, and the remainder vest ratably at each quarter end until fully vested on December 31, 2027; Mr. Rosen held 2,079,468 vested Goodness Options and 39,985 unvested Goodness Options which fully vest on March 31, 2024; Mr. Schroeder held 1,532,359 vested Goodness Options and 0 unvested options; Mr. Peters held 583,214 vested Goodness Options, 125,000 unvested Goodness Options which vest ratably at each quarter end until fully vested on December 31, 2023, 107,959 unvested Goodness Options which vest ratably at each quarter end until fully vested on March 31, 2026, and 185,349 unvested Goodness Options which vest ratably until fully vested on December 31, 2026.

(7)
The amounts reported in the Stock Awards column reflects aggregate grant date fair value of RSUs computed in accordance with ASC Topic 718, Compensation—Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the NEO. The assumptions used in calculating the valuations are set forth in Note 17 to the Goodness Growth Audited Financial Statements in the Goodness Growth Annual Report. At December 31, 2023 the NEOs had the following Goodness RSUs outstanding: Mr. Kingsley held 313,294 vested Goodness RSUs and 175,139 unvested RSUs that vest in two installments on the anniversaries of the grant date, March 15, 2022, and 452,709 unvested RSUs that vest in two installments on the anniversaries of the grant date, December 14, 2022; Mr. Heller held 39,804 vested Goodness RSUs; Ms. Shimpa held 123,667 vested Goodness RSUs and 68,994 unvested RSUs that vest in two installments on the anniversaries of the grant date, March 15, 2022, and 178,340 unvested RSUs that vest in two installments on the anniversaries of the grant date, December 14, 2022; Mr. Rosen held 27,612 vested Goodness RSUs and 11,043 unvested RSUs that vest in two installments on the anniversaries of the grant date, March 15, 2022, and 44,181 unvested RSUs that vest in two installments on the anniversaries of the grant date, December 14, 2022; Mr. Schroeder held 118,911 vested Goodness RSUs; Mr. Peters held 95,129 vested Goodness RSUs and 53,073 unvested RSUs that vest in two installments on the anniversaries of the grant date, March 15, 2022, and 137,185 unvested RSUs that vest in two installments on the anniversaries of the grant date, December 14, 2022.

(8)	Messrs. Schroeder and Peters were not named executive officers for 2022
(9)	Reflects director fees paid to Mr. Rosen for his services as a Director of the Company before becoming an employee.

Employment Agreements
Joshua N. Rosen: On December 4, 2022, Joshua N. Rosen entered into an employment agreement with Goodness Growth, whereby Goodness Growth agreed to employ Mr. Rosen as its Interim President (the “Rosen President Employment Agreement”). The initial term of the agreement was for one year, or until December 4, 2023, subject to termination on an earlier date in accordance with the terms of the employment agreement, or unless either party gives written notice of termination in accordance the terms of the employment agreement. Pursuant to Mr. Rosen’s agreement, Goodness Growth agreed to pay Mr. Rosen an annual base salary of $300,000, with a potential annual cash bonus at the discretion and in an amount determined by the board of directors of Vireo Health, Inc., and a grant of equity compensation consisting of stock options to purchase 2,000,000 Subordinate Voting Shares. On February 12, 2023, Mr. Rosen and Goodness Growth entered into an amendment to the employment agreement in which he was promoted to Interim Chief Executive Officer of Goodness Growth. In connection with Mr. Rosen’s appointment as Chief Executive Officer on May 1, 2024, Mr. Rosen entered into an employment agreement with Goodness Growth, effective January 1, 2024 (the “Rosen CEO Employment Agreement”). The Rosen CEO Employment Agreement provides for Mr. Rosen’s appointment to the position of Chief Executive Officer of Goodness Growth and for him to continue as the Interim Chief Financial Officer until Goodness Growth hires a Chief Financial Officer. Mr. Rosen’s base salary under the Rosen CEO Employment Agreement will remain at $300,000, subject to review and adjustment by the Board from time to time. Pursuant to the agreement, Mr. Rosen may also be eligible to earn an annual cash bonus as determined by the Board in its discretion and, subject to the approval of the Compensation Committee, additional equity grants made at Goodness Growth’s discretion. Mr. Rosen will also receive quarterly awards of RSUs representing shares of Subordinate Voting Shares (“Quarterly Equity Awards”), the number of which will be determined by dividing $50,000 by the closing price of the Subordinate Voting Shares on the most recent date prior to the date of grant. The RSUs will be granted under the Vireo Health International 2019 Equity Incentive Plan, as amended (the “2019 Plan”), and the RSUs will become vested upon the first to occur of (i) December 31, 2026 (subject to Mr. Rosen’s continued employment through that date), (ii) termination of Mr. Rosen’s employment other than for Cause (as defined in the Rosen CEO Employment Agreement) or (iii) Mr. Rosen’s resignation from employment for Good Reason (as defined in the Rosen CEO Employment Agreement). Mr. Rosen will also be entitled to receive certain transaction related compensation in the event Goodness Growth disposes of its New York operations, assets and liability in a transaction that is approved by the Board and that is closed no later than the end of calendar year 2024 (the “NY Disposition”). Specifically, upon completion of the NY Disposition, should such occur, Goodness Growth must pay Mr. Rosen (i) subject to the approval of the Compensation Committee, a grant of one million (1,000,000) RSUs representing the potential to receive 1,000,000 shares of Subordinate Voting Shares granted pursuant to the terms of the 2019 Plan, subject to the terms of the 2019 Plan, and with the same vesting conditions as Mr. Rosen’s Quarterly Equity Awards; and (ii) a bonus payment in the gross amount of $200,000 (the “Cash Bonus”), provided, however, that in the Company’s sole discretion, and subject to approval of the Compensation Committee, all or a portion of the Cash Bonus may be substituted with additional RSUs, with such RSUs having value equal to 150% of the portion of the Cash Bonus converted to RSUs. Mr. Rosen is also entitled to receive certain payments upon termination of his employment subject to the terms and conditions of the Rosen CEO Employment Agreement. The Rosen CEO Employment Agreement also provides that if Mr. Rosen is able to negotiate what the Board determines, at its sole and absolute discretion, to be a successful workout of the arrangements with Goodness Growth’s lender, Chicago Atlantic, prior to 2025, that does not involve a substantial dilution of the equity interest of existing Shareholders, Goodness Growth may issue Mr. Rosen stock options to purchase up to 500,000 Subordinate Voting Shares, subject to terms and conditions the Compensation Committee deems appropriate, including the vesting schedule and expiration date of such stock options. Mr. Rosen will also be entitled to participate in the retirement plans, health plans and all other employee benefits made available by Goodness Growth.
Dr. Kyle Kingsley: On December 28, 2020, Dr. Kingsley entered into an employment agreement with Goodness Growth, whereby Goodness Growth agreed to continue to employ Dr. Kingsley as Goodness Growth’s Chief Executive Officer. The initial term of the agreement is for two years, but automatically extends for a one-year term on each succeeding one-year anniversary of the effective date of the agreement, subject to termination on an earlier date in accordance with the terms of their employment agreement, or unless either party gives written notice of non-renewal to the other party at least 180 days prior to automatic extension. Pursuant to Dr. Kingsley’s agreement, Goodness Growth has agreed to pay Dr. Kingsley an annual base salary of $360,000, with a potential annual cash bonus at Goodness Growth’s discretion in an amount determined by the Board. On February 2, 2022, Dr. Kingsley and Goodness Growth entered into an amendment to the employment agreement, which provided that (i) he will receive a retention bonus equal to 100% of his annual base salary on the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause (as defined in the employment agreement) or by him without good reason (as defined in the employment agreement), (ii) previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause or by him without good reason, and (iii) amended the severance payment rights upon termination of employment after a change in control (as defined in his employment agreement) such that if his employment is terminated by Goodness Growth without cause (as defined in his employment agreement) or by him for good reason (as defined in his employment agreement) during the twelve months following a change in control (as defined in his employment agreement), he will receive a lump sum payment equal to 200% of his annual base salary in place at the time. On February 12, 2023, Dr. Kingsley and Goodness Growth entered into a Third Amendment to the employment agreement which (i) provided for Dr. Kingsley’s resignation as Chief Executive Officer and his appointment to the role of Executive Chairman of Goodness Growth, (ii) lowered his annual base compensation to $260,000 per year, notwithstanding anything to the contrary in his employment agreement, and (iii) provides that all calculations of payments due to Dr. Kingsley as a result of a future separation of his employment shall be made as if his base salary were $360,000 per year. All other terms of Dr. Kingsley’s employment agreement, as previously amended, remained in effect.
John A. Heller: On December 1, 2020, John A. Heller entered into an employment agreement with Goodness Growth, whereby Goodness Growth agreed to continue to employ Mr. Heller as Goodness Growth’s Chief Financial Officer. The initial term of the agreement was for two years, but automatically extends for a one-year term on each succeeding one-year anniversary of the effective date of the agreement, subject to termination on an earlier date in accordance with the terms of their employment agreement, or unless either party gives written notice of non-renewal to the other party at least 180 days prior to automatic extension. Pursuant to Mr. Heller’s agreement, Goodness Growth has agreed to pay Mr. Heller an annual base salary of $300,000, with a potential annual cash bonus at Goodness Growth’s discretion in an amount determined by Goodness Growth’s Chief Executive Officer. On February 2, 2022, Mr. Heller and Goodness Growth entered into the first amendment to the employment agreement, which provided that (i) he will receive a retention bonus equal to 50% of his annual base salary on the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause (as defined in the employment agreement) or by him without good reason (as defined in the employment agreement), and (ii) previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause or by him without good reason. Subsequently, on December 14, 2022, Mr. Heller and Goodness Growth entered into the second amendment to the employment agreement, which provided for the grant of equity compensation consisting of (i) stock options to purchase 370,712 Subordinate Voting Shares and (ii) 308,665 RSUs, each which represent the right to receive one Subordinate Voting Share.
Patrick Peters: On December 1, 2020, we entered into an employment agreement with Patrick Peters, in which he agreed to serve as Goodness Growth’s Executive Vice President, Retail for an initial term of two years (the “Peters Employment Agreement”). Pursuant to the agreement, Mr. Peters received an annual base salary of $200,000, with a potential annual cash bonus at our Chief Executive Officer's discretion and in an amount determined by our Chief Executive Officer. The Peters Employment Agreement contains the same post-termination rights and benefits as our NEOs, which are described below under “Termination and Change in Control Benefits.” We entered into both the first and second amendments to the Peters Employment Agreement on February 2, 2022 (collectively, the “Amended Peters Employment Agreement”). Mr. Peters and Goodness Growth entered into an amendment to the employment agreement, which provided that (i) he will receive a retention bonus equal to 50% of his annual base salary on the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause (as defined in the employment agreement) or by him without good reason (as defined in the employment agreement), and (ii) previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause or by him without good reason. The Amended Peters Employment Agreement also provided a grant of stock options to purchase 247,141 Subordinate Voting Shares and a grant of 205,777 restricted stock units, each of which represents the right to receive one Subordinate Voting Share.

Amber Shimpa: We entered into an employment agreement with Ms. Shimpa effective December 1, 2020 (the “Shimpa Employment Agreement”) with a two-year term, pursuant to which she receives an annual base salary of $260,000, with a potential annual cash bonus at the Company’s discretion in an amount determined by our Chief Executive Officer. The Shimpa Employment Agreement contains the same post-termination rights and benefits as our NEOs, which are described below under “Termination and Change in Control Benefits.” We entered into the first, second, third and fourth amendments to the Shimpa Employment Agreement on February 2, 2022, December 14, 2022, February 12, 2023 and December 21, 2023, respectively (collectively, the “Amended Shimpa Employment Agreement”). The Amended Shimpa Employment Agreement, among other things, revised certain termination benefits, provided the terms of equity compensation grants, appointed her President of Goodness Growth and Chief Executive Officer of Vireo, and provided a grant of stock options to purchase 750,000 Subordinate Voting Shares and terms thereof, and a $25,000 cash bonus. As an executive officer, her compensation is reviewed, determined, and approved by the Compensation Committee.
Michael Schroeder: We entered into an employment agreement with Mr. Schroeder effective December 1, 2020 (the “Schroeder Employment Agreement”) with a two-year term, pursuant to which she receives an annual base salary of $307,500, with a potential annual cash bonus at the Company’s discretion in an amount determined by our Chief Executive Officer. The Schroeder Employment Agreement contains the same post-termination rights and benefits as our NEOs, which are described below under “Termination and Change in Control Benefits.” On February 2, 2022, Mr. Schroeder and Goodness Growth entered into the first amendment to the employment agreement, which provided that (i) he will receive a retention bonus equal to 50% of his annual base salary on the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause (as defined in the employment agreement) or by him without good reason (as defined in the employment agreement), and (ii) previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause or by him without good reason. On July 14, 2022, Mr. Schroeder and Goodness Growth entered into the second amendment to the employment agreement which provided for the grant of equity compensation consisting of (i) stock options to purchase 308,927 Subordinate Voting Shares and (ii) a grant of 257,221 restricted stock units, each of which represent the right to receive on Subordinate Voting Share. On June 7, 2023, Mr. Schroeder and Goodness Growth entered into the third amendment to the employment agreement which provided for the grant of equity compensation consisting of (i) stock options to purchase 400,000 Subordinate Voting Shares and (ii) stock options to purchase 239,907 Subordinate Voting Shares, each which represent the right to receive one Subordinate Voting Share and on the terms and vesting schedule defined in the second amendment.
Outstanding Equity Awards at 2023 Fiscal Year-End
The following table provides information about outstanding equity awards for the NEOs as of December 31, 2023.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Dr. Kyle E. Kingsley	277,092	356,263(1)	—	$1.7700	March 14, 2032
	167,850	503,552(2)	—	0.3000	December 14, 2032
	5,100,821	—	—	0.3300	May 1, 2028
	262,708	—(3)			N/A
	679,064	—(4)	—	—	N/A
Joshua N. Rosen	39,985	—	—	$1.7700	March 14, 2032
	79,468	—	—	0.3000	December 14, 2032
	2,000,000	—	—	0.3000	December 14, 2032
	—	16,565(3)	—	—	N/A
	—	66,272(4)	—	—	N/A

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
John A. Heller	1,422,899	—	—	$0.1757	June 6, 2033
	—	39,804(3)	—	—	N/A
Amber Shimpa	1,050,168	—	—	$0.1900	January 2, 2028
	1,860,300	—	—	0.3300	May 1, 2028
	109,157	140,346(1)	—	1.7700	March 14, 2032
	80,321	240,963(2)	—	0.3000	December 14, 2032
	—	750,000(5)	—	0.2500	December 20, 2033
	—	103,491(3)	—	—	N/A
	—	267,510(4)	—	—	N/A
J. Michael Schroeder	1,050,168	—	—	$0.3300	December 21, 2028
	77,231	—	—	0.3000	December 14, 2032
	404,960	—	—	0.1757	June 6, 2033
	—	33,170(3)	—	—	N/A
	—	85,740(4)	—	—	N/A
Patrick Peters	62,465	—	—	$1.1300	November 19, 2029
	375,000	125,000(6)	—	1.1900	November 29, 2030
	83,967	107,959(1)	—	1.7700	March 14, 2032
	61,782	185,349(2)	—	0.3000	December 14, 2032
	—	79,609(3)	—	—	N/A
	—	205,777(4)	—	—	N/A
(1)	Goodness Options vest quarterly in equal amounts, with the final tranche vesting on March 31, 2026.
(2)	Goodness Options that vest quarterly in equal amounts, with the final tranche vesting on December 31, 2026.
(3)	Goodness RSUs that settle on the third anniversary of the grant date March 15, 2022.
(4)	Goodness RSUs that settle on the third anniversary of the grant date December 14, 2022.
(5)	25% of these Goodness Options vest on December 31, 2024, and the remainder will vest ratably on the last day of each calendar quarter until fully vested on December 31, 2027.
(6)	Goodness Options that vest quarterly in equal amounts, with the final tranche vesting on December 31, 2024.
Retirement Benefit Plans
Goodness Growth did not offer any retirement benefit plans to executives in 2023.
Termination and Change in Control Benefits
Employment Agreements
As described in more detail above, Goodness Growth entered into employment agreements with Dr. Kingsley, Mr. Rosen, Ms. Shimpa and Mr. Peters. The following describes the benefits to which each of these executives is entitled under his employment agreement upon certain events. Under their respective agreements, none of the NEOs is eligible for any post-termination benefits in the event of termination for cause or without good reason or due to his retirement, death, or disability.
Upon a termination without Cause or for Good Reason before any Change in Control (each as defined below), the NEO (including Mr. Rosen under the Rosen President Employment Agreement) would be entitled to: (i) severance equal to 50% (200% with respect to Dr. Kingsley) of his annualized base salary payable in equal installments over the 12 month period following termination and (ii) continued participation in Goodness Growth’s health insurance, with Goodness Growth paying the portion of the premiums it would pay if he or she were still an employee, through the earliest of: 6 months after termination, the date he or she becomes eligible for group health insurance from another employer, or the date he or she is no longer eligible to continue participating in Goodness Growth’s group health plan under applicable law. Under the Rosen CEO Employment Agreement, upon a termination without Cause or for Good Reason before any Change in Control, Mr. Rosen would be entitled to: (i) severance in the form of salary continuation at the rate of his base salary payable prior to his termination for a period of 6 months following termination and (ii) continued participation in Goodness Growth’s health insurance, with Goodness Growth paying the portion of the premiums in excess of the contribution Mr. Rosen would have been required to make for such coverage if he were still an employee, through the earliest of: 6 months after termination, the date he becomes eligible for group health insurance from another employer, or the date he is no longer eligible to continue participating in Goodness Growth’s group health plan under applicable law.
Upon a termination without Cause or for Good Reason within 12 months after a Change in Control, the NEO (including Mr. Rosen under the Rosen President Employment Agreement) would be entitled to: (i) severance equal to 50% of his or her annualized base salary payable in a lump sum, (ii) continued participation in Goodness Growth’s health insurance, with Goodness Growth paying the portion of the premiums it would pay if he or she were still an employee, through the earliest of: 12 months after termination, the date he or she becomes eligible for group health insurance from another employer, or the date he or she is no longer eligible to continue participating in Goodness Growth’s group health plan under applicable law, and (iii) up to $10,000 for outplacement services within 12 months of termination. Under the Rosen CEO Employment Agreement, upon a termination without Cause or for Good Reason within 12 months after a Change in Control, Mr. Rosen would be entitled to: (i) severance pay in the form of salary continuation at the rate of his base salary payable prior to his termination for a period of 12 months following termination and (ii) continued participation in Goodness Growth’s health insurance, with Goodness Growth paying the portion of the premiums in excess of the contribution Mr. Rosen would have been required to make for such coverage if he were still an employee, through the earliest of: 12 months after termination, the date he becomes eligible for group health insurance from another employer, or the date he is no longer eligible to continue participating in Goodness Growth’s group health plan under applicable law.
If the NEO’s employment is terminated without Cause or for Good Reason, and a Change in Control occurs (i) within 6 months after his or her termination date or (ii) within 1 year after his or her termination date, pursuant to an agreement executed within 60 days after his or her termination date, he or she (including Mr. Rosen under the Rose President Employment Agreement) is entitled to an additional cash payment equal to 50% of his or her annualized base salary in a lump sum payment no later than 10 days after the Change in Control. The Rosen CEO Employment Agreement contains no comparable provision.
In addition, pursuant to their employment agreements (including the Rosen President Employment Agreement) or amendments to their employment agreements, (i) each NEO will receive a cash retention bonus equal to 50% (100% in the case of Dr. Kingsley) of his annual base salary on the closing date of a change in control transaction, provided he or she is either still employed by Goodness Growth on such date or any termination of his or her employment prior thereto was not by Goodness Growth for cause (as defined in the employment agreements) or by him or her without good reason (as defined in the employment agreements), and (ii) previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction. In addition, Dr. Kingsley’s amended employment agreement provides that his severance payment rights upon termination of employment after a change in control (as defined in his employment agreement) such that if his employment is terminated by Goodness Growth without cause (as defined in his employment agreement) or by him for good reason (as defined in his employment agreement) during the twelve months following a change in control (as defined in his employment agreement), he will receive a lump sum cash payment equal to 200% of his annual base salary in place at the time. The Rosen CEO Employment Agreement contains no comparable provisions.
For purposes of the employment agreements, “Cause” means (a) the employee’s material failure to perform his job duties competently as reasonably determined by the Board, which is not cured within 15 days of notice; (b) gross misconduct by the employee which the Board reasonably determines is (or will be if continued) demonstrably and materially damaging to Goodness Growth; (c) fraud, misappropriation, or embezzlement by the employee; (d) an act or acts of dishonesty by the employee and intended to result in gain or personal enrichment of the employee at the expense of Goodness Growth; (e) the employee’s conviction of or plea of nolo contendere to a felony regardless of whether involving Goodness Growth and whether or not committed during the course of his employment, other than with respect to any criminal penalties related to the illegality of possessing or using Marijuana under the Controlled Substance Act, 21 U.S.C. Section 812(b); (f) his violation of Goodness Growth’s Code of Conduct, Employee Handbook or other material written policy, as reasonably determined by the Board, which is not cured within 15 days of notice; or (g) the employee’s material breach of his employment agreement or the Restrictive Covenants Agreement.
For purposes of the employment agreements, “Good Reason” means the initial occurrence of any of the following events without the employee’s consent: (a) a material diminution in the employee’s responsibilities, authority or duties or a change in his title; (b) a material diminution in the employee’s salary, other than a general reduction in base salaries that affects all similarly situated Goodness Growth employees in substantially the same proportions; (c) a relocation of the employee’s principal place of employment to a location more than 50 miles from Goodness Growth’s headquarters in Minneapolis, Minnesota; or (d) the material breach of his employment agreement by Goodness Growth; provided, however, that “Good Reason” does not exist unless the employee first provides written notice to Goodness Growth within 30 days of the condition’s occurrence, such occurrence is not cured by Goodness Growth within 30 days of receipt of such notice, and the employee’s termination date occurs within 90 days of the initial occurrence of the condition.
For purposes of the employment agreements and the equity incentive plans, “Change in Control” means the occurrence of any of the following events:
(i)
Change in Ownership of Goodness Growth. A change in the ownership of Goodness Growth which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of Goodness Growth that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of Goodness Growth, except that any change in the ownership of the stock of Goodness Growth as a result of a private financing of Goodness Growth that is approved by the Board will not be considered a Change in Control.

(ii)
Change in Effective Control of Goodness Growth. If Goodness Growth has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of Goodness Growth which occurs on the date that a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of Goodness Growth, the acquisition of additional control of Goodness Growth by the same Person will not be considered a Change in Control.

(iii)
Change in Ownership of a Substantial Portion of Goodness Growth’s Assets. A change in the ownership of a substantial portion of Goodness Growth’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from Goodness Growth that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of Goodness Growth immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of Goodness Growth, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(iv)
Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with Goodness Growth.

(v)
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(vi)
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (A) its sole purpose is to change the jurisdiction of Goodness Growth’s incorporation, or (B) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held Goodness Growth’s securities immediately before such transaction.

Equity Incentive Plan
Death or Disability
In the event of the termination of a participant’s employment due to death or disability, the participant’s vested Goodness Options will remain exercisable for six months after the termination date and unvested Goodness Options will be terminated. Goodness Options unexercised during that time period will be terminated.
Change in Control
In the event of a merger of Goodness Growth with or into another corporation or other entity or a Change in Control (as defined above), each outstanding award will be treated as the administrator determines (subject to the provisions of the following paragraph) without a participant’s consent, including, without limitation, that (A) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (B) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (C) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (D) (I) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by Goodness Growth without payment), or (II) the replacement of such award with other rights or property selected by the administrator in its sole discretion; or (E) any combination of the foregoing. In taking any of the foregoing actions, the administrator does not have to treat all awards, all awards held by a participant, or all awards of the same type, similarly.
In the event that the successor corporation does not assume or substitute for the award (or portion thereof), the participant will fully vest in and have the right to exercise all of his or her outstanding Goodness Options, including those not otherwise vested or exercisable, and the Goodness Options will be exercisable for a period of time determined by the administrator.
An award will be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Goodness Share subject to the award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Subordinate Voting Shares for each Goodness Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Goodness Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common shares of the successor corporation or its parent, the administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of a Goodness Option for each Goodness Share subject to such award, to be solely common shares of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Subordinate Voting Shares in the merger or Change in Control.
Notwithstanding the language in the equity plans, pursuant to the aforementioned employment agreements (including the Rosen President Employment Agreement, but not including the Rosen CEO Employment Agreement), previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction.
Other Termination
For any other termination of employment, vested Goodness Options remain exercisable for 30 days after the termination date and any unvested Goodness Options and vested Goodness Options not exercised during this time period will be terminated.

PROPOSAL NO. 3: APPROVAL OF 2019 INCENTIVE PLAN
The Vireo Health International Inc. 2019 Equity Incentive Plan (the "2019 Incentive Plan") was approved by the shareholders of Darien Business Development Corp., predecessor to Goodness Growth, at a special meeting of shareholders held on March 8, 2019 and was adopted and approved by the Board on March 18, 2019 upon the consummation of the reverse-takeover business combination with Vireo Health, Inc. The 2019 Incentive Plan permits the grant of: (i) Goodness Options, including nonstatutory stock options ("NSOs") and incentive stock options ("ISOs"), (ii) restricted stock awards, (iii) restricted stock units ("RSUs"), and (iv) stock appreciation rights ("SARs"), (which are referred to herein collectively as "Awards"). A summary of the 2019 Incentive Plan including a description of the Awards is set out under the heading "Security Based Compensation Arrangements" below; please refer to the information under such heading regarding the principal features of the 2019 Incentive Plan and additional information regarding Goodness Growth’s equity compensation plans and arrangements. A copy of the 2019 Incentive Plan is appended hereto as Schedule "B"; the description of the 2019 Incentive Plan is only a summary and is qualified by reference to the actual text of the plan.
The maximum aggregate number of Subordinate Voting Shares that may be issued under the 2019 Incentive Plan is 10% of the aggregate number of Subordinate Voting Shares outstanding from time to time (whereby the Multiple Voting Shares are calculated on an as-converted to Subordinate Voting Share basis). As of the Record Date, Goodness Growth had 111,041,230 Subordinate Voting Shares outstanding and 320,851 Multiple Voting Shares outstanding. As of the Record Date, Goodness Growth had 29,945,511 unexercised Goodness Options, 2,543,011 RSUs outstanding, and an aggregate of 4,699,767 Subordinate Voting Shares remained available for issuance under the 2019 Incentive Plan, and the per share closing price on the CSE for the Subordinate Voting Shares on that date was C$0.73, or $0.53 converted to United States dollars.
The CSE requires that every three years after the institution by an issuer of a security-based compensation arrangement that does not have a fixed maximum number of securities issuable, such as the 2019 Incentive Plan, all unallocated rights, options or other entitlements under such arrangement must be approved by a majority of the issuer's directors and by the issuer's shareholders. Accordingly, in accordance with the requirements of the CSE, Shareholders are being asked at the Meeting to consider and, if thought appropriate, to pass an ordinary resolution to approve the 2019 Incentive Plan and the unallocated Awards under the 2019 Incentive Plan.
Goodness Growth was required to seek Shareholder re-approval for the 2019 Incentive Plan at the annual general meeting of shareholders in 2022, however, such approvals were delayed in anticipation of the proposed business combination transaction with Verano Cannabis Corp. ("Verano") pursuant to the arrangement agreement dated January 31, 2022, as amended on June 22, 2022, between Goodness Growth and Verano, which agreement was repudiated by Verano on October 14, 2022.
If the resolution is not passed, no further Awards will be granted (including new Awards to be granted after already outstanding Awards are cancelled, terminated or exercised) until we subsequently obtain shareholder approval. Outstanding Awards will not be affected.
At the Meeting, Shareholders will be asked to pass the following resolutions (collectively the "2019 Incentive Plan Resolution"):
2019 Incentive Plan Resolution
1.
The Vireo Health International Inc. 2019 Equity Incentive Plan (the "2019 Incentive Plan") of Goodness Growth Holdings, Inc. (the "Company") in substantially the form described in and appended to the management information circular and proxy statement of the Company dated May 10, 2024, be and the same is hereby ratified, confirmed and approved and shall thereafter continue and remain in effect until further ratification is required pursuant to the rules of the Canadian Securities Exchange (the “CSE”) or other applicable regulatory requirements.

2.
All unallocated awards to acquire subordinate voting shares of the Company (“Shares”), and all other rights or other entitlements available under the 2019 Incentive Plan, as further amended or supplemented from time to time, are hereby approved and authorized.

3.
The Company shall have the ability to continue granting awards under the 2019 Incentive Plan until May 30, 2027, or such other date that is three years from the date on which shareholder approval of unallocated awards under such 2019 Incentive Plan is obtained.

4.
The board of directors of the Company is authorized and directed to make any changes to the 2019 Incentive Plan as may be required by the CSE or other regulatory authorities, without further approval by the shareholders of the Company.

5.
Any director or officer of the Company is hereby authorized and directed, for and on behalf of the Company, to do all things and to execute, deliver and file all such agreements, documents and instruments, and to do all such other acts and things, as such director or officer deems necessary or desirable to give effect to the forgoing resolutions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE 2019 INCENTIVE PLAN RESOLUTION.

PROPOSAL NO. 4: RATIFICATION OF AWARDS GRANTED UNDER 2019 INCENTIVE PLAN
The 2019 Incentive Plan was approved by the shareholders of Darien Business Development Corp., predecessor to Goodness Growth, at a special meeting of shareholders held on March 8, 2019 and was adopted and approved by the Board on March 18, 2019 upon the consummation of the reverse-takeover business combination with Vireo Health, Inc. Since March 18, 2022, the third anniversary of the adoption of the 2019 Incentive Plan, 8,307,946 Goodness Options and 1,304,920 RSUs have been awarded to Participants under the 2019 Incentive Plan (the “Interim Outstanding Awards”).
If the resolution is not passed, the Interim Outstanding Awards will be cancelled and terminated. Outstanding Awards (other than the Interim Outstanding Awards) will not be affected.
At the Meeting, Shareholders will be asked to pass the following resolutions (collectively the “Equity Award Ratification Resolution”):
Equity Award Ratification Resolution
1.
The grant of all stock options to acquire Subordinate Voting Shares and all restricted stock units that have been awarded to Participants under the 2019 Incentive Plan since March 18, 2022 (collectively, the “Interim Outstanding Awards”) are hereby ratified, confirmed and approved.

2.
The board of directors of the Company is authorized and directed to make any changes to the 2019 Incentive Plan as may be required by the CSE or other regulatory authorities, without further approval by the shareholders of the Company.

3.
Any director or officer of the Company is hereby authorized and directed, for and on behalf of the Company, to do all things and to execute, deliver and file all such agreements, documents and instruments, and to do all such other acts and things, as such director or officer deems necessary or desirable to give effect to the forgoing resolutions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EQUITY AWARD RATIFICATION RESOLUTION.

SECURITY BASED COMPENSATION ARRANGEMENTS
Goodness Growth adopted the 2019 Incentive Plan effective March 18, 2019, permitting the grant of Awards, as more fully described below. In addition, from time to time, we may grant Goodness Options as incentives or compensation mechanisms for executives and directors pursuant to their employment agreements.
Shareholders are being asked at the Meeting to consider and, if thought appropriate, to pass the 2019 Incentive Plan Resolution in Proposal 3 and the Equity Award Ratification Resolution in Proposal 4. The discussion set out under the headings “Equity Compensation Plan Information” and “Summary of Terms and Conditions of the 2019 Incentive Plan” below includes important information regarding the principal features of the 2019 Incentive Plan and additional information regarding Goodness Growth’s equity compensation plans and arrangements.
Equity Compensation Plan Information
The following table sets out information as of December 31, 2023, with respect to outstanding security based compensation arrangements, including the 2019 Incentive Plan.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and RSUs ($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	9,612,866(1)	1.10	4,699,767
Equity compensation plans not approved by security holders	22,899,468(2)	0.28	—
Total	32,512,334	0.53	4,699,767
(1)	This figure represents 8,307,947 outstanding Goodness Options and 1,304,919 RSUs, each granted under the 2019 Incentive Plan.
(2)
This figure represents 21,661,377 outstanding Goodness Options and 1,238,091 RSUs granted outside of the 2019 Incentive Plan to certain executive officers and employees pursuant to the terms of their employment agreements or amendments thereto.

At April 29, 2024, the following Awards were outstanding under the 2019 Incentive Plan: (1) Goodness Options exercisable for a total of 5,267,073 Subordinate Voting Shares, representing 3.7% of the then outstanding number of Goodness Shares; and (2) RSUs covering the right to receive a total of 1,238,579 Subordinate Voting Shares, representing 0.9% of the then outstanding number of Goodness Shares.
At April 29, 2024, the following Awards were outstanding outside of the 2019 Incentive Plan: (1) Goodness Options exercisable for a total of 19,988,675 Subordinate Voting Shares, representing 14.0% of the then outstanding number of Goodness Shares; and (2) RSUs covering the right to receive a total of 1,238,091 Subordinate Voting Shares, representing 0.9% of the then outstanding number of Goodness Shares.
As of April 29, 2024, an aggregate of 4,699,767 Subordinate Voting Shares remained available for issuance under the 2019 Incentive Plan, representing approximately 3.3% of the then outstanding number of Goodness Shares. The maximum aggregate number of Subordinate Voting Shares that are available for issuance under the 2019 Incentive Plan is 10% of the aggregate number of Subordinate Voting Shares outstanding from time to time (assuming the conversion of all Multiple Voting Shares into Subordinate Voting Shares). No Subordinate Voting Shares are reserved and available for issuance outside of the 2019 Incentive Plan.
Summary of Terms and Conditions of the 2019 Incentive Plan
The principal features of the 2019 Incentive Plan are summarized below. The following description of the 2019 Incentive Plan is only a summary of its principal features and is qualified by reference to the actual text of the plan as set forth in Schedule “B”.
Purpose
The purpose of the 2019 Incentive Plan is to enable Goodness Growth and its affiliated companies to: (i) attract and retain the best available personnel for positions of substantial responsibility for Goodness Growth, (ii) to provide additional incentive to employees, directors, and consultants of Goodness Growth, and (iii) to promote the success of Goodness Growth’s business.

The 2019 Incentive Plan permits the grant of Awards, as defined herein and more fully described below.
Eligibility
Any employees, officers, directors, or consultants of Goodness Growth or its affiliated companies are eligible to participate in the 2019 Incentive Plan if selected by the administrator of the 2019 Incentive Plan, being the Compensation Committee, failing which the administrator of the Plan will be the Board (the “Participants”). The basis of participation of an individual under the 2019 Incentive Plan, and the type and amount of any Award that an individual will be entitled to receive under the 2019 Incentive Plan, will be determined by the Compensation Committee or the Board based on its judgment as to the best interests of Goodness Growth and its shareholders, and therefore cannot be determined in advance. As of March 1, 2024, there were approximately 490 employees of Goodness Growth and its affiliated companies (including directors who are also Goodness Growth employees), three non-employee directors of Goodness Growth and approximately 10 consultants of Goodness Growth and its affiliated companies eligible to participate in the 2019 Incentive Plan.
Shares Subject to the 2019 Incentive Plan
Subject to adjustment as provided in the plan, the maximum aggregate number of Subordinate Voting Shares that may be issued under the 2019 Incentive Plan is 10% of the aggregate number of Subordinate Voting Shares outstanding from time to time (assuming the conversion of all Multiple Voting Shares into Subordinate Voting Shares). The Subordinate Voting Shares are referred to as the “Shares” for purposes of discussions of the 2019 Incentive Plan. Any Shares subject to an Award under the 2019 Incentive Plan that are forfeited, surrendered, cancelled, repurchased, expire unexercised, are settled in cash, or are used or withheld to pay an exercise price or to satisfy tax withholding obligations of a Participant are again available for Awards under the 2019 Incentive Plan. Notwithstanding the foregoing, the maximum number of Shares that may be issued pursuant to the exercise of ISOs is 14,312,633 plus the number of Shares that are again available as a result of the previous sentence, to the extent allowable under the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations under the Code.
Options
The Goodness Options are referred to as “Options” for the purposes of discussions of the 2019 Incentive Plan. Options granted under the 2019 Incentive Plan are subject to the terms and conditions established by the Compensation Committee or the Board and set forth in the applicable award agreement. The Compensation Committee or the Board is authorized to grant Options to purchase Shares that are either ISOs, meaning they are intended to satisfy the requirements of Section 422 of the Code, or NSOs, meaning they are not intended to satisfy the requirements of Section 422 of the Code.
Under the terms of the 2019 Incentive Plan, the exercise price of the Options will not be less than 100% of the “Fair Market Value” per Share on the date of grant. The “Fair Market Value” on any date means (i) the closing price of the Shares on an established stock exchange on such date, (ii) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value will be the mean between the high bid and low asked prices for the Shares on the day of determination, or (iii) in the absence of an established market for the Shares, the Fair Market Value will be determined in good faith by the Compensation Committee or the Board. Notwithstanding the foregoing, in the case of (i) above, as the Shares are listed on the CSE, for the purposes of establishing the exercise price of any Options, the Fair Market Value shall not be lower than the greater of the closing market price of the Subordinate Voting Shares on the CSE on (A) the trading day prior to the date of grant of the Options, and (B) the date of grant of the Options. In addition, in the case of an ISO granted to an employee who owns stock representing more than 10% of the voting power of all classes of stock of Goodness Growth, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.
The maximum term of an Option granted under the 2019 Incentive Plan will be ten years from the date of grant (or five years in the case of an ISO granted to a 10% shareholder).
Payment in respect of the exercise of an Option may be made in cash, cheque, promissory note (to the extent permitted by applicable law), other Shares, cashless exercise consideration, net exercise, or by such other method as the Compensation Committee or the Board may determine to be appropriate and permitted by applicable law, or any combination of the foregoing.
If a Participant ceases to be an employee, officer, director or consultant of Goodness Growth or an affiliated company, other than upon the Participant’s termination as the result of the Participant’s death or disability, the Participant may exercise his or her Option within 30 days of termination, or such longer period of time as is specified in the award agreement (but not later than the expiration of the term of such Option as set forth in the award agreement) to the extent that the Option is vested on the date of termination. If a Participant ceases to be an employee, officer, director or consultant of Goodness Growth or an affiliated company as a result of the Participant’s disability, the Participant may exercise his or her Option within 6 months of termination, or such longer period of time as is specified in the award agreement (but not later than the expiration of the term of such Option as set forth in the award agreement) to the extent the Option is vested on the date of termination. If a Participant dies while an employee, officer, director or consultant of Goodness Growth or an affiliated company, the Option may be exercised within 6 months following the Participant’s death, or within such longer period of time as is specified in the award agreement (but not later than the expiration of the term of such Option as set forth in the award agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary or personal representative or in accordance with the will or the laws of descent. In the case of any unvested Options, the Shares covered by the Option generally will revert to the 2019 Incentive Plan. Notwithstanding the foregoing, at any time after the grant of an Option, the Compensation Committee or the Board, in its sole discretion, may reduce or waive the vesting criteria applicable to the Option.
Restricted Stock
A restricted stock award is a grant of Shares to a Participant, which Shares are subject to forfeiture restrictions during a restriction period. The restriction period may be based on the passage of time, the achievement of target levels of performance, or the occurrence of such other events as determined by the Compensation Committee, or the Board. Each Award of restricted stock will be evidenced by an award agreement that will specify the restriction period, the number of Shares granted, and such other terms and conditions as the Compensation Committee or the Board determines. The Compensation Committee or the Board can impose such restrictions on the restricted stock as it deems advisable. The Compensation Committee or the Board, in their discretion, may accelerate the time at which any restrictions will lapse or be removed. During the restriction period, Participants holding shares of restricted stock under the 2019 Incentive Plan generally may not vote those Shares but will be entitled to receive all dividends and other distributions paid with respect to such Shares (unless the Compensation Committee or the Board provide otherwise).
RSUs
An RSU is a bookkeeping entry representing an amount equal to the Fair Market Value of one Share. The Compensation Committee or the Board will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the Participant. The Compensation Committee or the Board may set vesting criteria based upon the achievement of company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Compensation Committee or the Board in its discretion. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Compensation Committee or the Board. Notwithstanding the foregoing, at any time after the grant of RSUs, the Compensation Committee or the Board, in their sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. RSUs may be paid in cash, Shares or a combination as determined by the Compensation Committee or the Board.
Stock Appreciation Rights
An SAR entitles the Participant to receive, upon exercise of the SAR, the increase in the Fair Market Value of a specified number of Shares from the date of the grant of the SAR and the date of exercise. Each SAR grant will be evidenced by an award agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Compensation Committee, in its sole discretion, will determine; provided that the per share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a SAR will be no less than 100% of the Fair Market Value per Share on the date of grant. No SAR may be exercised more than ten years from the grant date. SARs may be paid in cash, Shares or a combination as determined by the Compensation Committee or the Board.
General
The Compensation Committee or the Board may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the 2019 Incentive Plan shall be nontransferable except by will, by the laws of descent and distribution, by Rule 701 under the U.S. Securities Act of 1933, as amended, and by National Instrument 45-106 Prospectus Exemptions, to the extent applicable. No Participant shall have any rights as a shareholder with respect to Shares covered by Options, SARs, or RSUs, unless and until such Awards are settled in Shares.
No Option (or, if applicable, SARs) shall be exercisable, no Shares shall be issued, no certificates for Shares shall be delivered and no payment shall be made under the 2019 Incentive Plan except in compliance with all applicable laws.
The Board may amend, alter, suspend or terminate the 2019 Incentive Plan and the Compensation Committee or the Board may amend any outstanding Award at any time; provided that (i) such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of Shareholders if such approval is necessary to comply with any applicable laws, (ii) no such amendment, alteration, suspension or termination may impair the rights of a Participant without the Participant’s written agreement, and (iii) such amendment, alteration, suspension, discontinuation, or termination is in compliance with CSE Policies.
In the event of any dividend, recapitalization, forward or reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Shares or other securities of Goodness Growth, or other change in the corporate structure of Goodness Growth affecting the Shares occurs, the Compensation Committee or the Board will make such adjustment, which is appropriate in order to prevent diminution or enlargement of the benefits or potential benefits to Participants under the 2019 Incentive Plan, to the number and class of shares of stock that may be delivered under the 2019 Incentive Plan and/or the number, class, and price of shares of stock covered by each outstanding Award.
In the event of a merger of Goodness Growth with or into another entity or a change in control, each outstanding Award will be treated as the Compensation Committee or Board determine without a Participant’s consent, including, without limitation, that (A) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation with appropriate adjustments as to the number and kind of shares and prices; (B) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or change in control; (C) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or change in control, and, to the extent the Compensation Committee or the Board determine, terminate upon or immediately prior to the effectiveness of such merger or change in control; (D) (I) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Compensation Committee or the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by Goodness Growth without payment), or (II) the replacement of such Award with other rights or property selected by the Compensation Committee or Board in its sole discretion; or (E) any combination of the foregoing. In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.
The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee, officer of consultant of Goodness Growth or any affiliate company, nor will it affect in any way the right of Goodness Growth or an affiliate company to terminate a Participant’s employment or engagement at any time, with or without cause, in accordance with applicable law.
Tax Withholding
Goodness Growth may take such action as it deems appropriate to ensure that all applicable federal, state, local, foreign or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

New Plan Benefits
Awards that may be granted to individuals under the 2019 Incentive Plan are subject to the discretion of the Compensation Committee or the Board, so the benefits or amounts that will be received or allocated to Goodness Growth’s current named executive officers, executive officers as a group, directors who are not executive officers as a group, and employees, including all current officers who are not executive officers, as a group are not currently determinable.
Certain U.S. Federal Income Tax Information
The following is a general summary of the material U.S. federal income tax consequences with respect to Awards that may be granted to an individual Participant who is a United States citizen, a permanent resident of the United States or other person treated as a U.S. resident for U.S. federal income tax purposes (“U.S. Holder”) pursuant to the 2019 Incentive Plan. This discussion is of a general nature only and does not take into account the particular facts and circumstances, with respect to U.S. federal income tax issues, of any particular U.S. Holder.
This summary is limited to persons who would hold the Shares as capital assets within the meaning of Section 1221 of the Code. This discussion does not address all the U.S. federal income tax consequences that may be relevant to such persons in light of their particular circumstances or to a person who may be subject to special treatment under U.S. federal income tax laws, including, but not limited to: (1) persons who hold the Shares as part of a hedge, straddle, wash sale, synthetic security, conversion transaction, or other integrated investment; (2) dealers in securities or currencies or traders in securities that elect the mark-to-market method of accounting for their securities holdings; (3) persons with a “functional currency”(as defined in Section 985 of the Code) other than the U.S. dollar; (4) U.S. expatriates; or (5) a person liable for alternative minimum tax. Further, this summary does not address the U.S. federal income tax consequences to persons other than Participants who are the initial recipients of Awards granted under the Plan.
The following discussion is based on the United States Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, related U.S. Treasury Regulations, published Internal Revenue Service (“IRS”) rulings, and court decisions as of the date of this Circular, any or all of which could be materially and adversely changed, possibly on a retroactive basis, at any time and which are subject to differing interpretations. This summary is not intended to be a complete statement of applicable law, nor does it address non-U.S., state or local income tax, payroll tax, gift tax or estate tax considerations.
U.S. Tax Classification of the Company. Pursuant to Section 7874(b) of the Code and the U.S. Treasury Regulations promulgated thereunder, notwithstanding that Goodness Growth has been organized under Canadian law, solely for U.S. federal income tax purposes, Goodness Growth is classified as a U.S. domestic corporation. The remainder of this discussion assumes that Goodness Growth is classified as a U.S. domestic corporation.
Nonstatutory Stock Options
A U.S. Holder generally will not recognize taxable income upon the grant or vesting of a NSO. Upon the exercise of a NSO, a U.S. Holder generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Shares underlying the option on the date of exercise over the option exercise price. When a U.S. Holder sells the Shares, the U.S. Holder will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the U.S. Holder received from the sale and the tax basis of the Shares sold. The tax basis of the shares generally will be equal to the option exercise price plus any ordinary income the U.S. Holder realized on exercise of the NSO. Any long-term capital gain recognized upon a sale of the Shares by a U.S. Holder will be subject to U.S. federal income tax at the applicable long-term capital gains tax rate and potentially subject to an additional tax on such U.S. Holder’s “net investment income” (see “Net Investment Income Tax” below). Certain limitations apply to the deductibility of capital losses for U.S. federal income tax purposes.
Incentive Stock Options
A U.S. Holder generally will not recognize taxable income upon the grant of an ISO. If a U.S. Holder exercises an ISO during employment as an employee or within three months after his or her employment ends (12 months in the case of permanent and total disability or any time after death), the U.S. Holder will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the U.S. Holder generally will have taxable income for alternative minimum tax purposes at that time as if the option were a NSO). If a U.S. Holder sells or otherwise disposes of the Shares acquired upon exercise of an ISO after the later of (a) one year from the date the U.S. Holder exercised the option and (b) two years from the grant date of the option, the U.S. Holder generally will recognize long-term capital gain or loss equal to the difference between the amount the U.S. Holder received in the disposition and the option exercise price. If a U.S. Holder sells or otherwise disposes of Shares acquired upon exercise of an ISO before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the U.S. Holder generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the Shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the Shares over the option exercise price). The balance of the U.S. Holder’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.
With respect to both NSOs and ISOs, special rules apply if a U.S. Holder uses Shares already held by the U.S. Holder to pay the exercise price or if the Shares received upon exercise of the option are subject to a substantial risk of forfeiture by the U.S. Holder.
Stock Appreciation Rights
A U.S. Holder generally will not recognize taxable income upon the grant or vesting of a SAR. Upon the exercise of a SAR, a U.S. Holder generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the Shares underlying the SAR on the date of exercise and the exercise price of the SAR established on the date of grant. For each Share received, the taxation of the post-receipt appreciation or depreciation is treated as either a short-term or long-term capital gain or loss upon sale of the Share, depending upon the length of time the U.S. Holder held the Shares.
Restricted Stock
A recipient of restricted stock generally will recognize compensation taxable as ordinary income when the Shares cease to be subject to a substantial risk of forfeiture (i.e., when the award vests). The amount of income generally is equal to the excess of the fair market value of the Shares on the date the restrictions lapse over the amount, if any, paid by the U.S. Holder with respect to the Shares.
Instead of postponing the federal income tax consequences of restricted stock until the restrictions lapse, the U.S. Holder may elect to recognize compensation taxable as ordinary income in the year of grant in an amount equal to the fair market value of the Shares at the time of receipt less the amount, if any, paid for the Shares. This election is made under Section 83(b) of the Code. A Section 83(b) election is made by filing a written notice with the Internal Revenue Service office with which the U.S. Holder files his or her federal income tax return. The notice must be filed within 30 days after the date of grant of the restricted stock award for which the election is made and must meet certain technical requirements.
If the U.S. Holder makes a subsequent disposition of the restricted Shares, the U.S. Holder will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the U.S. Holder received from the sale and the tax basis of the Shares sold. The tax basis of the Shares generally will be equal to the amount, if any, paid by the U.S. Holder with respect to the Shares, plus the amount of taxable ordinary income recognized by the U.S. Holder either at the time the restrictions lapse or at the time of the Section 83(b) election, as the case may be. If the U.S. Holder forfeits the Shares to the company (e.g., upon the U.S. Holder’s termination of employment before vesting), the U.S. Holder may be able to claim a short-term or long-term capital loss, as the case may be, as a result of the forfeiture equal to the amount the U.S. Holder paid for the Shares.
Any dividends paid with respect to unvested Shares of restricted stock generally will be taxable as ordinary income to the U.S. Holder at the time the dividends are received, except if a Section 83(b) election was made.
Restricted Stock Units
A U.S. Holder generally will not recognize taxable income upon the grant of a RSU award. Upon the distribution of cash, Shares or other property to a U.S. Holder pursuant to the terms of the award, the U.S. Holder generally will recognize compensation taxable as ordinary income equal to the sum of the cash and the fair market value of any Shares issued or paid to the U.S. Holder pursuant to the terms of the award. For each Share received, the taxation of the post-receipt appreciation or depreciation is treated as either a short-term or long-term capital gain or loss, depending upon the length of time the U.S. Holder held the Shares.

Tax Consequences to the Company. In the foregoing cases, Goodness Growth generally will be entitled to a deduction at the same time and in the same amount as a U.S. Holder recognizes ordinary income, subject to certain limitations imposed under the Code. Because Goodness Growth is a publicly-held corporation, Code Section 162(m) may limit our income tax deductions for compensation paid to certain executive officers in excess of $1,000,000 each year.
Certain Additional Tax Consequences
Goodness Growth intends that awards granted under the 2019 Incentive Plan comply with, or otherwise be exempt from, Code Section 409A but makes no representation or warranty to that effect.
Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with awards under the 2019 Incentive Plan (including but not limited to any taxes arising under Code Section 409A), and Goodness Growth has no obligation to indemnify or otherwise hold any participant harmless from any or all of such taxes. Goodness Growth has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result.
Distributions on the Shares
Any distribution received by a U.S. Holder with respect to the Shares will constitute a “dividend” for U.S. federal income tax purposes to the extent that Goodness Growth has sufficient current and accumulated earnings and profits (as determined for U.S. federal income tax purposes). If the distribution exceeds the company’s current and accumulated earnings and profits, the excess will be treated first as a tax-free return of the U.S. Holder’s adjusted basis in the Shares; any remaining excess will be treated as gain from the sale or exchange of the Shares. Any dividend received by a U.S. Holder will be treated as qualified dividend income and will be subject to U.S. federal income tax at the same rates applicable to long-term capital gains, provided that certain holding period requirements are met.
Redemptions of the Shares
A redemption payment received with respect to the Shares (other than with respect to any Award of restricted stock for which a Section 83(b) election has not been made), including a repurchase of the Shares, will be treated as a distribution (described in the preceding paragraph), rather than as a sale giving rise to a capital gain or loss, unless the redemption qualifies as an “exchange” under Code Section 302(b). If the redemption qualifies as an “exchange,” then the amount of gain realized and recognized will equal the excess of the amount of cash and the fair market value of any property that a U.S. Holder receives in the redemption over that U.S. Holder’s adjusted tax basis allocable to the portion of the Shares redeemed in the exchange. If the U.S. Holder’s adjusted basis allocable to the Shares redeemed exceeds the amount of cash received, then the U.S. Holder will recognize a loss for U.S. federal income tax purposes. Any gain or loss recognized on the redemption will be long-term capital gain or loss if the U.S. Holder has held the redeemed Shares for more than one year at the time of the redemption. A redemption will qualify as an “exchange” under Code Section 302(b) if the exchange sufficiently reduces the U.S. Holder’s proportionate stock interest in the company, as discussed below.
The determination of whether a redemption sufficiently reduces a U.S. Holder’s proportionate stock interest in the company will be made in accordance with the rules of Code Section 302, taking into account applicable attribution rules. Under these rules, a U.S. Holder’s actual and constructive proportionate stock interest in the company after the redemption is compared to the U.S. Holder’s actual and constructive proportionate stock interest in the company prior to the redemption. Exchange treatment will apply if (1) the applicable U.S. Holder’s stock interest in the company has been completely terminated; (2) there has been a “substantially disproportionate” reduction in the U.S. Holder’s stock interest in the company (i.e., if the resulting ownership percentage interest after the deemed redemption is less than 80% of the ownership percentage interest prior to the deemed redemption); or (3) based on the facts and circumstances, the redemption is not “essentially equivalent to a dividend.”
If the redemption does not sufficiently reduce the U.S. Holder’s proportionate stock interest in the company so as to be treated as an exchange, the amount of cash received in a redemption will be taxable in the manner described under “Distributions on the Shares” above.
Net Investment Income Tax
Certain U.S. Holders who are individuals will be subject to a 3.8% U.S. federal tax on all or a portion of their “net investment income,” which includes all or a portion of their dividends (or deemed dividends) on the Shares and net gains from the disposition of the Shares.

The foregoing discussion does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences for U.S. Holders of the Shares. The rules governing the tax treatment of Awards that may be granted under the 2019 Incentive Plan are quite technical, so that the above description of tax consequences is necessarily general in nature and is only a summary. Moreover, statutory provisions are, of course, subject to change, as are their interpretations, and their application may vary in individual circumstances.

BENEFICIAL OWNERSHIP OF SHARES
The following table sets forth the beneficial ownership of Goodness Growth’s Shares as of April 29, 2024 for (i) each member of the Board, (ii) each NEO, (iii) each person known to Goodness Growth to be the beneficial owner of more than 5% of Goodness Growth’s securities, and (iv) the directors and executive officers as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities of which a person has the right to acquire beneficial ownership within 60 days. Except as otherwise noted, each beneficial owner listed in the table has sole voting and investment power with regard to the Goodness Shares owned by such person. The ownership percentages are based on the following Goodness Shares outstanding at the close of business on April 29, 2024: 111,041,230 Subordinate Voting Shares, 320,851 Multiple Voting Shares.
	Subordinate Voting Shares		Multiple Voting Shares		Total(1)
Name and Address of Beneficial Owner	Number Beneficially Owned	% of Total Subordinate Voting Shares	Number Beneficially Owned	% of Total Multiple Voting Shares	Number of Capital Stock Beneficially Owned	% of Total Capital Stock
Robert James Barnard/Black Maple Capital Management LP(2)	16,500,621	14.9	—	—	16,500,621	11.5%
Chicago Atlantic Group, LP(3)	70,760,789	41.3%	—	—	70,760,789	34.8%
NEOs and Directors
Dr. Kyle E. Kingsley	12,168,411(4)	10.4%	—	—	12,168,411	8.2%
Joshua N. Rosen	2,849,467(5)	2.5	—	—	2,849,467	2.0%
Ross M. Hussey	235,130(6)	*	16,803	5.2%	1,915,430	1.3%
Victor E. Mancebo	169,514(7)	*	—	—	169,514	*
Judd T. Nordquist	590,704(8)	*	—	—	590,704	*
Amber Shimpa	3,158,620(9)	2.8	8,521	2.7%	4,010,720	2.7%
Patrick Peters	641,906(10)	*	—	—	641,906	*
John A. Heller	1,422,899(11)	1.3	—	—	1,422,899	1.0%
J. Michael Schroeder	1,532,359(12)	1.4%	—	—	1,532,359	1.1%
Directors and executive officers as a group (7 persons)(13)	18,713,779	15.1%	26,169	8.2%	22,430,653	14.4%
*	Less than 1%.
(1)	Total share values assume all outstanding Multiple Voting Shares have been converted to Subordinate Voting Shares. Each Multiple Voting Share is convertible into 100 Subordinate Voting Shares.
(2)
Reflects the Goodness Shares as reported on the Schedule 13G/A filed by Robert James Barnard (“Barnard”) and Black Maple Capital Management LP (“BMC”) with the SEC on January 19, 2024. BMC has sole voting/dispositive power of 4,765,325 subordinate voting shares. BMC is an investment adviser registered with the SEC. The securities reported by BMC on the Schedule 13G/A represent shares beneficially owned by BMC on behalf of its client, Black Maple Capital Partners LP (“Private Fund”), a private fund managed by BMC. In its capacity as investment manager to the Private Fund, BMC has sole voting and dispositive power over the securities reported. Barnard has sole voting/dispositive power over 11,735,296 subordinate voting shares. Barnard is the Chief Executive Officer/Chief Investment Officer of BMC, and the control person of BMC as the managing member of Black Maple Capital Holdings LLC, the general partner of BMC. The securities reported by Barnard on the Schedule 13G/A represent: (i) shares beneficially owned by Barnard on behalf of two limited liability companies, Waheela LLC and AFANC LLC, for which Barnard serves as the manager; and (ii) shares beneficially owned by BMC on behalf of the Private Fund (as reported on the BMC cover page). Barnard has sole voting and dispositive power over the securities held by Waheela LLC and AFANC LLC. Barnard and BMC each have an address of 250 East Wisconsin Avenue, Suite 1250 Milwaukee, WI 53202.

(3)
Reflects the Goodness Shares as reported on Schedule 13D filed with the SEC on July 14, 2023 on behalf of Chicago Atlantic Group, LP (“CAG”), Chicago Atlantic Credit Opportunities, LLC (“CACO”), Chicago Atlantic Advisers, LLC (“CAA”), Chicago Atlantic Manager, LLC (“CAM”), Chicago Atlantic GP Holdings, LLC (“CAGPH”) and Chicago Atlantic Group GP, LLC (“CAGGP”). CAA is the investment manager to CACO. CAM is the managing member of CACO, and CAGPH is its managing member. CAG is the managing member of CAA and CAGGP is the general partner of CAG. Amount reported includes 54,008,965.5 shares underlying Convertible Notes, 4,894,561 shares underlying Warrants and 1,196,618 shares underlying warrants with an exercise price of C$3.50 issued in March 2021. The business address of the reporting persons is 420 North Wabash Avenue, Suite 500, Chicago, Illinois 60611.

(4)	Includes 5,627,311 Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of April 25, 2024.
(5)
Includes 730,014 Subordinate Voting Shares owned by Bengal Catalyst Fund LP. As Managing Partner of Bengal Capital, Mr. Rosen has shared voting control over these shares. Also includes 2,119,453 Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of April 25, 2024.

(6)	Includes 235,130 Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of April 25, 2024.
(7)	Includes 169,514 Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of April 25, 2024.
(8)	Includes 590,704 Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of April 25, 2024.
(9)	Includes 3,135,620 Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of April 25, 2024.
(10)	Includes 641,906 Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of April 25, 2024.
(11)	Includes 1,422,889 Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of April 25, 2024.
(12)	Includes 1,532,359 Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of April 25, 2024.
(13)	Includes all directors, nominees, and current executive officers.
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
Aggregate Indebtedness
There is no indebtedness outstanding of any current or former director, executive officer or employee of Goodness Growth or any of its subsidiaries which is owing to Goodness Growth or any of its subsidiaries or to another entity which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Goodness Growth or any of its subsidiaries, entered into in connection with a purchase of securities or otherwise.
Indebtedness of Directors and Executive Officers Under (1) Securities Purchase and (2) Other Programs
No individual is, or at any time during the most recently completed financial year of Goodness Growth was, a director or executive officer of Goodness Growth, and no proposed nominee for election as a director of Goodness Growth, or any associate of any such director, executive officer or proposed nominee: (i) is or at any time since the beginning of the most recently completed financial year of Goodness Growth has been, indebted to Goodness Growth or any of its subsidiaries, or (ii) whose indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year of Goodness Growth has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Goodness Growth or any of its subsidiaries.

PROPOSAL 5: APPOINTMENT OF AUDITORS
The Audit Committee has recommended to the Board that Davidson & Company LLP be nominated for appointment by the Shareholders to serve as Goodness Growth’s independent auditors, to audit the consolidated financial statements of Goodness Growth as of and for the fiscal year ending December 31, 2024. Davidson & Company LLP was first appointed in March 2019.
All audit and non-audit services provided by Davidson & Company LLP to Goodness Growth and its subsidiaries in fiscal years 2023 and 2022 are described below under “Auditor Fees.” All fees and services described under “Auditor Fees” were pre-approved by the Audit Committee. In addition, the Audit Committee is responsible for audit fee negotiations with Davidson & Company LLP, subject to the approval of the Board. Davidson & Company LLP has advised Goodness Growth that it is “independent” of Goodness Growth within the meaning of the SEC’s rules and regulations, and those of the Public Company Accounting Oversight Board. Representatives of Davidson & Company LLP will be present at the Meeting and have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.
Goodness Growth is asking Shareholders to appoint Davidson & Company LLP to serve as Goodness Growth’s independent registered public accounting firm for the ensuing year and to authorize the Board to fix their remuneration. If the Shareholders do not appoint Davidson & Company LLP, Davidson & Company LLP will continue to hold office until a successor auditor is appointed.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS GOODNESS GROWTH’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2024.
Pre-Approval Policies and Procedures
The Audit Committee charter imposes a duty on the Audit Committee to preapprove all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Certain minimal non-audit services may be approved by the Chair of the Audit Committee on behalf of the committee in accordance with the requirements of NI 52-110. All other non-audit services must be approved by the Audit Committee as a whole.
Reliance on Certain Exemptions
At no time has Goodness Growth relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-Audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.
Goodness Growth is a “venture issuer” as defined in NI 52-110 and is relying on the exemptions in Section 6.1 of NI 52-110 relating to Parts 3 (Composition of the Audit Committee) and 5 (Reporting Obligations).
Audit Committee Oversight
At no time since the commencement of Goodness Growth’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.
Audit Committee Education and Experience.
In addition to the qualification set out under "Proposal 2: Election of Directors – Direction Qualifications" and the experience set out in the biographies of the committee members set out under "Directors and Executive Officers", the following qualifications are relevant to the performance of Mr. Nordquist’s responsibilities as an audit committee member:
Judd Nordquist, Audit Committee Chair, is a Certified Public Accountant and former partner at a Minnesota-based CPA firm, Abdo L.L.P., with over 30 years of accounting and audit experience. Mr. Nordquist has extensive experience with the application of the accounting principles and the preparation, auditing, and evaluation of financial statements.

AUDITOR FEES
The Audit Committee charter requires the pre-approval of any and all audit services and permissible non-audit services to be performed by Goodness Growth’s independent public accounting firm. All fees and services described in the table below were pre-approved by the Audit Committee. The aggregate fees billed for professional services provided by Davidson & Company LLP for the fiscal years ended December 31, 2023 and 2022 are as follows:
	2023	2022
Audit Fees	$804,406	$556,981
Tax Fees(1)	$75,803	$119,860
All Other Fees	—	—
Total	$880,209	$676,841
(1)
Includes fees for services related to preparing and filing Form T1134 Information Return Relating to Controlled and Not Controlled Foreign Affiliates of Goodness Growth and the T2 Corporation Income Tax Return together with related schedules.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee reviews the financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. In this context, the Audit Committee reviewed and discussed the 2023 Audited Financial Statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.
The Audit Committee reviewed with Davidson & Company LLP, who is responsible for expressing an opinion on the conformity of the 2023 Audited Financial Statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the consolidated financial statements and discussed the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee received from and discussed with Davidson & Company LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Davidson & Company LLP’s communications with the Audit Committee concerning independence, and discussed with Davidson & Company LLP, the firm’s independence. In addition, the Audit Committee considered whether Davidson & Company LLP’s provision of non-audit services is compatible with maintaining its independence from us.
The Audit Committee discussed with Davidson & Company LLP the overall scope and plans for the audit. The Audit Committee meets periodically, and at least quarterly, with Davidson & Company LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.
In reliance on these reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the 2023 Audited Financial Statements in the 2023 Annual Report for filing on SEDAR and on EDGAR.
Submitted by the Audit Committee
Judd T. Nordquist (Chair), Ross M. Hussey and Victor E. Mancebo.
OTHER BUSINESS
If any matters other than those referred to in the Notice of Meeting properly come before the Meeting, the individuals named in the Notice of Internet Availability or VIF will vote the proxies held by them in accordance with their best judgment. As of the date of this Circular, Goodness Growth is not aware of any business other than the items referred to in the Notice of Meeting that will be considered at the Meeting.
STATEMENT OF RIGHTS
Securities legislation in the provinces and territories of Canada provides security holders of the offeree issuer with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages, if there is a misrepresentation in a circular or notice that is required to be delivered to those security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult a lawyer.

SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING
Goodness Growth is currently subject to both the rules of the SEC under the Exchange Act and the provisions of the BCBCA with respect to Shareholder proposals. As clearly indicated under the BCBCA and the rules of the SEC under the Exchange Act, simply submitting a Shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2025 annual meeting of Shareholders must submit their proposals by certified mail, return receipt requested, to the Secretary of Goodness Growth on or before January 10, 2025 (which is 120 calendar days before the anniversary of the date this Circular was first sent to Shareholders), to be eligible for inclusion in our proxy statement and proxy card or VIF relating to that meeting. In the event that we hold our 2025 annual meeting of Shareholders more than 30 days before or after the one-year anniversary date of the Meeting, we will disclose the new deadline by which Shareholders’ proposals must be received by any means reasonably calculated to inform Shareholders. An untimely or incomplete proposal or nomination may be excluded from consideration at the 2025 annual meeting of Shareholders.
A Shareholder also may nominate a person for election as a director of Goodness Growth at an annual meeting of Shareholders, other than pursuant to a Shareholder proposal under the rules of the SEC under the Exchange Act and the provisions of the BCBCA by complying with the procedures set forth in the Advance Notice of the Goodness Articles.
Shareholder Recommendations for Director Nominations
The Goodness Articles contain advance notice provisions setting out advance notice requirements for the nomination of directors of Goodness Growth by a Shareholder (who must also meet certain qualifications outlined in the Goodness Articles) (the “Nominating Shareholder”) at any annual meeting of Shareholders, or for any special meeting of Shareholders if one of the purposes for which the special meeting was called was the election of directors (the “Advance Notice Provision”). The following description is a summary only and is qualified in its entirety by the full text of the applicable provisions of the Goodness Articles which are available on Goodness Growth’s website at investors.vireohealth.com/governance/governance-documents.
In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must give timely notice of such nomination in proper written form to the Secretary of Goodness Growth at the principal executive offices of Goodness Growth. To be timely, a Nominating Shareholder’s notice to the Secretary must be made: (i) in the case of an annual meeting of Shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and (ii) in the case of a special meeting (which is not also an annual meeting) of Shareholders called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of Shareholders was made. The Goodness Articles also prescribe the proper written form for a Nominating Shareholder’s notice.
In addition to satisfying the requirements in the Goodness Articles, to comply with the SEC’s universal proxy rules, a shareholder intending to solicit proxies for the 2025 Annual meeting in support of director nominees other than Goodness Growth’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (i) no later than April 22, 2025, or (ii) if the 2025 Annual Meeting is more than 30 days before or after June 21, 2025, then no later than the later of 60 days prior to the 2025 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by Goodness Growth.
The chairperson of the meeting has the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the by-laws and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.
Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Provision.

HOUSEHOLDING OF MEETING MATERIALS
Intermediaries and other holders of record may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy materials may have been sent to multiple Shareholders in your household. Once you have received notice from your Intermediary or other holder of record that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your Intermediary or other holder of record, or you may contact the Secretary of Goodness Growth. Upon written or oral request, Goodness Growth will promptly deliver a separate set of our proxy materials to any beneficial owner at a shared address to which a single copy of any proxy materials was delivered. To receive a separate set of proxy materials, you may write to Secretary of Goodness Growth at the address of Goodness Growth’s headquarters or call (844) 484-7366.
AUDITORS, REGISTRAR AND TRANSFER AGENT
The auditors of Goodness Growth are Davidson & Company LLP at its offices in Vancouver, British Columbia. The registrar and transfer agent for the Goodness Shares is Odyssey Transfer Inc. and Odyssey, respectively, at their offices in Vancouver, British Columbia.
INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Other than as described herein, to the knowledge of Goodness Growth, no “informed person,” proposed director, or any associate or affiliate of any of these persons, has any material interest, direct or indirect, in any transaction since January 1, 2020 or in any proposed transaction that has materially affected or would materially affect Goodness Growth or any of its subsidiaries. An “informed person” means, among others, (i) a director or executive officer of Goodness Growth or of a subsidiary of Goodness Growth, (ii) any person or company who beneficially owns, or controls or directs, directly or indirectly, voting securities of Goodness Growth or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of Goodness Growth other than voting securities held by the person or company as underwriter in the course of a distribution, and (iii) a reporting issuer that has purchased, redeemed, or otherwise acquired any of its securities, for so long as it holds any of its securities.

RELATED PARTY TRANSACTIONS
A related party transaction includes any transaction or proposed transaction in which Goodness Growth is or will be a participant, the aggregate amount involved exceeds the lesser of $120,000 or 1% of the average of Goodness Growth’s total assets at year-end for the last two completed fiscal years, and any related party has or will have a direct or indirect material interest. Related parties include any person who is or was (since January 1, 2022, even if such person does not presently serve in that role) an executive officer or director of the Company, any shareholder beneficially owning more than 5% of any class of our voting securities or an immediate family member of any such persons. The Audit Committee is charged with oversight over related party transactions in which the Company is a participant.
Transactions with Related Parties
On August 17, 2021, the Company entered into a consulting agreement with Bengal Impact Partners, LLC (“Bengal”) to serve as a strategic advisor to the Company, as amended by amendment dated December 12, 2022 (as so amended, the “Consulting Agreement”). Mr. Rosen, one of our directors and currently our Chief Executive Officer and Interim Chief Financial Officer, is a managing partner at Bengal and has shared voting and profits interests in the firm. Pursuant to the terms of the Consulting Agreement, the Company paid Bengal a total cash amount of $141,613 cash, including $111,613 during 2022, issued 75,000 five-year warrants to purchase subordinate voting shares with a strike price of $1.62 per share, and issued 75,000 five-year warrants to purchase subordinate voting shares at $1.36 per share. The Company has no additional obligation to compensate Bengal under the Consulting Agreement.
INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Other than as set forth herein, management of Goodness Growth is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any person who has been a director or executive officer of Goodness Growth at any time since the beginning of Goodness Growth’s last financial year or of any associate or affiliate of any such persons, in any matter to be acted upon at the Meeting.
DISTRIBUTION OF CERTAIN DOCUMENTS
The 2023 Annual Report, including the 2023 Audited Financial Statements and related management’s discussion and analysis contained therein, for financial and other information about us, and this Circular, are available on the Internet as set forth in the Notice of Internet Availability. The 2023 Annual Report is not part of this Circular.
We are required to file annual, quarterly, and current reports; proxy statements; and other reports with the SEC. Copies of these filings are available through our website at investors.vireohealth.com/financials/regulatory-filings, on the SEC’s website at www.sec.gov and on Goodness Growth’s profile on SEDAR at www.sedar.com. We will furnish copies of our filings (without exhibits), including this Circular and the 2023 Annual Report, without charge to any Shareholder upon request to Investor Relations at 207 South 9th Street, Minneapolis, MN 55402 USA, or by e-mail request to samgibbons@vireohealth.com.
APPROVAL OF THE BOARD
The contents of this Circular and the sending thereof to each director of Goodness Growth, each Shareholder entitled to Notice of Meeting to which this Circular relates and to the auditors of Goodness Growth has been approved by the Board.
DATED May 10, 2024.
BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dr. Kyle E. Kingsley
Name: Dr. Kyle E. Kingsley
Title: Executive Chair of the Board

SCHEDULE “A”
CHARTER OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF VIREO HEALTH INTERNATIONAL, INC.
1.	ROLE AND OBJECTIVE
The Audit Committee (the “Committee”) is appointed by and reports to the board of directors (the “Board”) of Vireo Health International, Inc. (the “Company”). The Committee assists the Board in fulfilling its oversight responsibilities relating to accounting and financial reporting processes and internal controls for the Company and the audits of its financial statements, and in ensuring the adequacy and effectiveness of the Company’s risk management programs.
The Committee members must, to the best of their abilities and knowledge and acting reasonably, meet all applicable legal, regulatory and listing requirements, including, without limitation, those of any stock exchange on which the Company's shares are listed and the Business Corporations Act (British Columbia) (the “BCBCA”), and all applicable securities regulatory authorities.
2.	COMPOSITION
•	The Committee is composed of three or more directors, as designated by the Board from time to time.
•
All members of the Committee must qualify as “independent” and all must be financially literate (as such terms are defined under applicable securities laws, the BCBCA and exchange requirements for audit committee purposes). One member of the Committee should qualify as an “audit committee financial expert” under Section 407 of the U.S. Sarbanes-Oxley Act of 2002.

•	Each member of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.
•
Members of the Committee may not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary thereof, provided that, unless the rules of the exchange on which the Company’s shares are listed provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service); or be an affiliated person of the Company or any subsidiary thereof.

•	Members of the Committee shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.
•
Members of the Committee will be appointed annually at a meeting of the Board, typically held immediately after the annual shareholders' meeting. Each member will serve until his or her successor is appointed unless (1) he or she resigns or is removed by the Board or (2) he or she otherwise ceases to be a director of the Company. Any member may be removed or replaced at any time by the Board.

•	Where a vacancy occurs at any time in the membership of the Committee, it may be filled by a vote of a majority of the Board.
•
The Chair of the Committee may be designated by the Board or, if it does not do so, the members of the Committee shall elect a chair by vote of a majority of the full Committee membership. The Chair of the Committee must be an independent director (as described above).

•	If the Chair of the Committee is not present at any meeting of the Committee, a majority of the Committee members who are present will choose one of the other members of the Committee to preside.
•
The Committee must appoint a secretary (the “Secretary”) who need not be a member of the Committee or a director of the Company. The Secretary must keep minutes of the meetings of the Committee. This role is normally filled by the Secretary or Assistant Secretary of the Company.

•	No Committee member may simultaneously serve on the audit committees of more than two other public companies with active business operations or significant assets.
•	The members of the Committee may be entitled to receive such remuneration for acting as members of the Committee as the Board may from time to time determine.

3.	MEETINGS
•
The Committee must meet at least once each calendar quarter, at the discretion of the Chair or a majority of its members, as circumstances dictate or as may be required by applicable legal or listing requirements.

•	The Chair of the Committee must prepare and/or approve an agenda in advance of each meeting.
•	Notice of the time and place of every meeting may be given orally, in writing, by facsimile or by email to each member of the Committee at least two (2) business days prior to the meeting time.
•
A member of the Committee may in any manner waive notice of the meeting. Attendance of a member at a meeting constitutes waiver of notice of such meeting, except where a member attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting was not lawfully called.

•
Any member of the Committee may participate in the meeting of the Committee by means of telephone conference, video conference or other communication equipment, and the member participating in a meeting pursuant to this paragraph will be deemed, for purposes hereof, to be present in person at the meeting.

•	A majority of Committee members who are present in person, by video conference, by telephone, or by a combination thereof, will constitute a quorum.
•
If within one hour of the time appointed for a meeting of the Committee, a quorum is not present, the meeting shall stand adjourned to the same hour on the second business day following the date of such meeting at the same place. If at the adjourned meeting a quorum as hereinbefore specified is not present within one hour of the time appointed for such adjourned meeting, such meeting shall stand adjourned to the same hour on the second business day following the date of such meeting at the same place. If at the second adjourned meeting a quorum as hereinbefore specified is not present, the quorum for the adjourned meeting shall consist of the members then present.

•	If and whenever a vacancy exists, the remaining members of the Committee may exercise all of its powers and responsibilities so long as a quorum remains in office.
•
At all meetings of the Committee, every issue must be decided by a majority of the votes cast. In case of an equality of votes, the matter will be referred to the Board for decision. Any decision or determination of the Committee reduced to writing and executed by all of the members of the Committee will be fully effective as if it had been made at a meeting duly called and held.

•	The Committee shall have the right to determine who shall and who shall not be present at any time during a meeting of the Committee.
•
The Committee shall meet periodically in executive session separately with each of the General Counsel and the head of internal audit, if any; the CEO and CFO are also expected to be available to attend meetings of the Committee, but a portion of every meeting will be reserved for executive session, without the CEO, CFO, General Counsel, head of internal audit, if any, or any other member of management, being present.

•
The Committee may by specific invitation have other persons in attendance, including such officers, directors and employees of the Company and its subsidiaries, and other persons, including internal auditors and the Company’s independent auditor (the “Independent Auditor”), as it may see fit, from time to time, to attend at meetings of the Committee.

•	The Board may at any time amend or rescind any of the provisions hereof, or cancel them entirely, with or without substitution.
•	Minutes of Committee meetings will be sent to all Committee members.
•	The Chair of the Committee must report the Committee's findings, activities and recommendations to the Board.
4.	RESOURCES AND AUTHORITY
•
The Committee has full access to the officers and employees of the Company and its subsidiaries and to such information with respect to the Company and its subsidiaries as it considers necessary or advisable to perform its duties and responsibilities.

•	The Committee has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors and resources, as it deems advisable to carry out its duties.

•
The Company shall provide appropriate funding, as determined by the Committee, for the payment of compensation to the Independent Auditor and any advisors engaged by the Committee, and for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

•	The Committee has the authority to communicate directly with the Independent Auditor and internal auditors, with or without the participation of Company management.
5.	RESPONSIBILITIES
A.	Chair
To carry out his or her oversight responsibilities, the Chair of the Committee is responsible to do the following:
•
provide leadership to the Committee with respect to its functions as described in this Charter and as otherwise may be appropriate, including overseeing the logistics of the operations of the Committee;

•
chair meetings of the Committee, unless not present (including executive sessions), and report to the Board following each meeting of the Committee on the findings, activities and any recommendations of the Committee;

•	ensure that the Committee meets on a regular basis and at least four times per year;
•	in consultation with the Committee members, establish a Committee meeting calendar;
•	establish the agenda for each meeting of the Committee, with input from other Committee members, and any other parties, as applicable;
•	ensure that Committee materials are available to any director on request;
•
act as liaison and maintain communication with the Chair of the Board and the Board to optimize and coordinate input from Board members, and to optimize the effectiveness of the Committee. This includes, at least annually and at such other times and in such manner as the Committee considers advisable, reporting to the full Board on:

•	all proceedings and deliberations of the Committee;
•	the role of the Committee and the effectiveness of the Committee in contributing to the objectives and responsibilities of the Board as a whole; and
•	the principal operating and business risks identified by management and how each is either mitigated or managed.
•	ensure that the members of the Committee understand and discharge their duties and obligations;
•	foster ethical and responsible decision making by the Committee and its individual members;
•	encourage Committee members to ask questions and express viewpoints during meetings;
•	together with the Board, oversee the structure, composition, membership and activities delegated to the Committee from time to time;
•	ensure that resources and expertise are available to the Committee so that it may conduct its work effectively and efficiently and pre-approve work to be done for the Committee by consultants;
•	facilitate effective communication between members of the Committee and management; and
•	perform such other duties and responsibilities as may be delegated to the Chair by the Board from time to time.
B.	The Committee
In general, the Committee performs a number of roles including (i) assisting directors to meet their oversight responsibilities, (ii) enhancing communication between directors and the Independent Auditor, (iii) ensuring the independence of the Independent Auditor, (iv) increasing the credibility and objectivity of financial reports and (v) strengthening the role of the directors by facilitating in-depth discussions among directors, management and the

Independent Auditor. The Committee has the specific duties and responsibilities set out below, as well as other such duties that are, in the opinion of the Board, consistent with the purpose of the Committee as stated above. The Committee has the authority to conduct any investigation appropriate to its responsibilities. The Committee has unrestricted access to the books and records of the Company and has the authority to retain, at the expense of the Company, special legal, accounting, or other consultants or experts to assist in the performance of the Committee's duties.
The Committee is hereby delegated the duties and powers specified in Sections 224-226 of the BCBCA and, without limiting these duties and powers, the Committee will carry out the following responsibilities:
Financial Accounting and Reporting Process and Internal Controls
•
review the annual audited financial statements to satisfy itself that they are presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP” or “applicable Accounting Principles”), and report thereon to the Board and recommend to the Board whether the financial statements should be approved prior to their being filed with the appropriate regulatory authorities. The Committee will also review and approve the interim financial statements, management's discussion and analysis relating to annual and interim financial statements, annual and interim financial press releases and any other public disclosure documents that are required to be reviewed by the Committee under any applicable law or regulation before the Company publicly discloses this information or files with the appropriate regulatory authorities. The Committee must discuss significant issues regarding applicable Accounting Principles, practices, and judgments of management with management and the Independent Auditor. The Committee must satisfy itself that the information contained in the annual audited financial statements, the interim financial statements and management's discussion and analysis relating to such annual and interim financial statements is not significantly erroneous, misleading or incomplete and that the audit and review functions have been effectively carried out;

•
review management's internal control report. In consultation with the Independent Auditors, the Committee will assess the integrity of management’s risk assessments and oversee the adequacy and effectiveness of internal controls over financial reporting and disclosure controls and procedures and ensure implementation of such controls and procedures;

•
be satisfied that adequate procedures are in place for the review of the Company's public disclosure of financial information extracted or derived from the Company's financial statements, and periodically assess the adequacy of these procedures;

•
meet no less frequently than annually with the Independent Auditors and the CFO or other principal financial officer of the Company in charge of financial matters, to review accounting practices, internal controls and such other matters as the Committee, CFO or other principal financial officer of the Company, deems appropriate;

•
inquire of management and the Independent Auditors about significant risks or exposures, both internal and external, to which the Company may be subject, and assess the steps management has taken to minimize such risks;

•	review the post-audit or management letter containing the recommendations of the Independent Auditors and management's response and subsequent follow-up to any identified weaknesses;
•	oversee the Company's plans to adopt changes to policy choices under applicable Accounting Principles, and related disclosure obligations;
•
in consultation with the Board, ensure that there is an appropriate standard of conduct and ethics including applicable to the Company, if necessary, adopting and overseeing a corporate code of ethics for senior financial personnel;

•	establish procedures for the receipt, retention and treatment of:
•	complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
•	confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, internal accounting controls or auditing matters; and
•	establish and review related party transaction policies and review and approve related-party transactions entered into by the Company.

Internal Auditors
•	oversee the Company’s internal audit function;
•	annually review and approve the internal audit plan including scope, procedures, timing and staffing of the audit;
•
review the results of the annual audit with the head of internal audit, including matters related to the conduct of the audit, and receive and review the head of internal audit’s interim review reports;

•	oversee the internal audit budget and staffing;
•	oversee the appointment and compensation of the head of internal audit. The head of internal audit will report functionally directly to the Committee and administratively to the CEO.
Independent Auditors
•	be directly responsible for the appointment, compensation and retention of the Independent Auditor.
•	recommend to the Board (and, if required by applicable law, regulation or listing requirement, for approval by shareholders) the selection, appointment and compensation of the Independent Auditors;
•	ensure the lead audit partner at the Independent Auditor is replaced in compliance with applicable laws;
•	directly oversee the work of the Independent Auditors, including the resolution of disagreements between management and the Independent Auditors regarding financial reporting;
•
with reference to the procedures outlined separately in “Procedures for Approval of Non-Audit Services” (attached hereto as Appendix ‘A’), pre-approve all audit and non-audit services not prohibited by law to be provided by the Independent Auditors;

•
monitor and assess the relationship between management and the Independent Auditors and monitor, confirm, support and assure the independence and objectivity of the Independent Auditors, including ensuring receipt from the Independent Auditor of a formal written statement delineating all relationships between the Independent Auditor and the Company and actively engaging in a dialogue with the auditor about any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor;

•	review and approve the Independent Auditors’ audit plan, including scope, procedures, estimated fees, timing and staffing of the audit;
•	review the results of the annual audit with the Independent Auditors, including matters related to the conduct of the audit, and receive and review the auditor's interim review reports;
•
obtain timely reports from the Independent Auditors describing critical accounting policies and practices, alternative treatments of information within applicable Accounting Principles that were discussed with management, their ramifications, and the Independent Auditors' preferred treatment and material written communications between the Company and the Independent Auditors;

•	review fees paid by the Company to the Independent Auditors and other professionals in respect of audit and non-audit services on an annual basis; and
•	review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former auditors of the Company.
Other Responsibilities
•	perform any other activities consistent with this Charter and governing law, as the Committee or the Board deems necessary or appropriate;
•	institute and oversee special investigations, as needed; and
•	review and assess the adequacy of this Charter annually and submit any proposed revisions to the Board for approval.
As adopted by the Board of Directors on November [19], 2020

Appendix A

Procedures for Approval of Non-Audit Services
1.	The external auditors to Vireo Health International, Inc. (the “Company”) must be prohibited from performing for the Company the following categories of non-audit services:
a.	bookkeeping or other services related to the Company’s accounting records or financial statements;
b.	financial information systems design or implementation;
c.	appraisal or valuation services, fairness opinion or contributions-in-kind reports;
d.	actuarial services;
e.	internal audit outsourcing services;
f.	management functions;
g.	human resources services;
h.	broker or dealer, investment adviser or investment banking services;
i.	legal services;
j.	expert services unrelated to the audit; and
k.	any other service that the Canadian Public Accountability Board, the Public Company Accounting Oversight Board or any other applicable regulatory authority determines is impermissible.
2.
In the event that the Company wishes to retain the services of the Company’s external auditors for minimal non-audit services (e.g. tax compliance, tax advice or tax planning), the Chief Financial Officer of the Company must consult with the Chair of the Audit Committee of the Board of Directors (the “Committee”), who must have the authority to approve or disapprove on behalf of the Committee, such non-audit services in accordance with the requirements set forth under the “Exemption for minimal non-audit services” provided by Section 2.3 (4) of National Instrument 52-110 - Audit Committees, whereby

a.
the aggregate fees paid for all the non-audit services that are not approved by the Committee is reasonably expected to constitute no more than five per cent of the aggregate fees paid by the Company and its subsidiary entities to the Company’s external auditor during the financial year in which the services are provided;

b.	the Company or the subsidiary entity of the issuer, as the case may be, did not recognize the services as non-audit services at the time of the engagement; and
c.	once recognized as non-audit services, the services are promptly brought to the attention of the Committee of the issuer and approved, prior to the completion of the audit, by the Committee.
3.	All other non-audit services must be approved or disapproved by the Committee as a whole as set forth herein.
4.
The Chief Financial Officer of the Company must maintain a record of non-audit services approved by the Chair of the Committee or the Committee for each fiscal year and provide a report on non-audit services to the Committee no less frequently than on a quarterly basis.

Schedule “B”
VIREO HEALTH INTERNATIONAL INC.
2019 EQUITY INCENTIVE PLAN
1.	Purposes of the Plan. The purposes of this Plan are:
(a)	to attract and retain the best available personnel for positions of substantial responsibility,
(b)	to provide additional incentive to Employees, Directors, and Consultants, and
(c)	to promote the success of the Company’s business.
The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.
2.	Definitions. As used herein, the following definitions will apply:
(a)	“Administrator” means the Board or any of its committees as will be administering the Plan, in accordance with Section 4 of the Plan.
(b)
“Applicable Laws” means the requirements relating to the administration of equity- based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Subordinate Voting Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)	“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units.
(d)
“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)	“Board” means the Board of Directors of the Company.
(f)	“Change in Control” means the occurrence of any of the following events:
(i)
Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii)
Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)
Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(iv)
For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company.

(v)
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(vi)
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (A) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (B) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.
(h)
“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board, in accordance with Section 4 hereof.

(i)	“Company” means Vireo Health International Inc., a British Columbia Corporation.
(j)	“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
(k)	“Director” means a member of the Board.
(l)
“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(m)
“Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(n)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o)
“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(p)	“Fair Market Value” means, as of any date, the value of the Subordinate Voting Shares determined as follows:
(i)
If the Subordinate Voting Shares are listed on any established stock exchange or a national market system, including without limitation the Canadian Securities Exchange (the “CSE”), the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market of The Nasdaq Stock Market, or the NYSE American its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable Notwithstanding the foregoing, in the event that the Shares are listed on the CSE, for the purposes of establishing the exercise price of any Options, the Fair Market Value shall not be lower than the greater of the closing market price of the Shares on the CSE on (i) the trading day prior to the date of grant of the Options, and (ii) the date of grant of the Options;;

(ii)	If the Subordinate Voting Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Subordinate Voting Shares on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)	In the absence of an established market for the Subordinate Voting Shares, the Fair Market Value will be determined in good faith by the Administrator.
(q)
“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(r)	“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(s)	“Option” means a stock option granted pursuant to the Plan.
(t)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
(u)	“Participant” means the holder of an outstanding Award.
(v)
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(w)	“Plan” means this 2019 Equity Incentive Plan.
(x)	“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.
(y)
“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(z)	“Service Provider” means an Employee, Director, or Consultant.
(aa)	“Share” means a Subordinate Voting Share, which is intended to qualify as service recipient stock under Treasury Regulation 1.409A-1(b)(5)(iii), as adjusted in accordance with Section 13 of the Plan.
(bb)	“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.
(cc)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).
3.	Stock Subject to the Plan.
(a)
Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is ten percent (10%) of the number of Shares outstanding (assuming conversion of all Super Voting Shares and Multiple Voting Shares into Shares). The Shares may be authorized but unissued, or reacquired Subordinate Voting Shares.

(b)
Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or, for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) as at the close of business on March 18, 2019, plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).
(c)	Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
4.	Administration of the Plan.
(a)	Procedure. the Plan will be administered by (i) the Board or (ii) a Committee, which Committee will be constituted to satisfy Applicable Laws.
(b)
Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)	to determine the Fair Market Value;
(ii)	to select the Service Providers to whom Awards may be granted hereunder;
(iii)	to determine the number of Shares to be covered by each Award granted hereunder;
(iv)	to approve forms of Award Agreements for use under the Plan;
(v)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)	to institute and determine the terms and conditions of an Exchange Program;
(vii)	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(viii)
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix)
to modify or amend each Award (subject to Section 18(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(d));

(x)	to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 14;
(xi)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xii)	to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and
(xiii)	to make all other determinations deemed necessary or advisable for administering the Plan.

(c)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.
5.
Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.	Stock Options.
(a)
Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b)
Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)
Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d)
Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e)	Option Exercise Price and Consideration.
(i)
Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(e)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii)
Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)
Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (A) cash; (B) check; (C) promissory note, to the extent permitted by Applicable Laws, (D) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (E) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (F) by net exercise, (G) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (H) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.
(f)	Exercise of Option.
(i)
Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

(A)
An Option will be deemed exercised when the Company receives: (I) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (II) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

(B)
Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)
Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)
Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)	Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
7.	Stock Appreciation Rights.
(a)
Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)	Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.
(c)
Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d)
Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)
Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f)	Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(i)	The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii)	The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
8.	Restricted Stock.
(a)
Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)	Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
(c)
Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)	Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e)
Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)
Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may not exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)
Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)
Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9.	Restricted Stock Units.
(a)
Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)
Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.

(c)
Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)
Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)	Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
10.
Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the

Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled, or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement, or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.
11.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12.	Limited Transferability of Awards.
(a)
Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended (the “Securities Act”) and section 2.27 of National Instrument 45-106 Prospectus Exemptions, to the extent applicable.

(b)
Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

13.	Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a)
Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award.

(b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)	Merger or Change in Control.
(i)
In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (A) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (B) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (C) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (D) (I) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (II) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (E) any combination of the foregoing. In taking any of the actions permitted under this Section 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.
(ii)
In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

(iii)
For the purposes of this Section 13(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Subordinate Voting Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common shares of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common shares of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Subordinate Voting Shares in the merger or Change in Control.

(iv)
Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(v)	Notwithstanding anything in this Section 13(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the

Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.
14.	Tax Withholding.
(a)
Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)
Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.
No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16.
Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17.
Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. Unless sooner terminated under Section 18, it will continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

18.	Amendment and Termination of the Plan.
(a)	Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.
(b)	Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c)
Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19.	Conditions Upon Issuance of Shares.
(a)
Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)
Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)
No Right to Employment or Engagement. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee, officer of consultant of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment or engagement at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment or engagement free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee, officer or consultant of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment or engagement, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

20.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21.
Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

22.
Governing Law. The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards hereunder to the substantive laws of any other jurisdiction.

23.
Information to Participants. Beginning on the earlier of (a) the date that the aggregate number of Participants under this Plan is five hundred (500) or more and the Company is relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act and (b) the date that the Company is required to deliver information to Participants pursuant to Rule 701 under the Securities Act, and until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or is no longer required to deliver information to Participants pursuant to Rule 701 under the Securities Act, the Company shall provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The Company may request that Participants agree to keep the information to be provided pursuant to this section confidential. If a Participant does not agree to keep the information to be provided pursuant to this section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act or Rule 701 of the Securities Act.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 20, 2024 or if the Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GDNSF2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 20, 2024 or if the Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Meeting. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V51386-P13948

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOODNESS GROWTH HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
1. **Fix the Number of Directors.** To fix the number of directors for the ensuing year at five, subject to such increases as may be permitted by Goodness Growth's articles of incorporation.	☐	☐	☐
2. **Election of Directors.** To elect the five nominees proposed by management of Goodness Growth as directors of Goodness Growth for the ensuing year.			
Nominees:	**For**	**Against**	**Abstain**
2a. Dr. Kyle E. Kingsley	☐	☐	☐
2b. Ross M. Hussey	☐	☐	☐
2c. Victor E. Mancebo	☐	☐	☐
2d. Judd T. Nordquist	☐	☐	☐
2e. Joshua N. Rosen	☐	☐	☐
3. To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the 2019 Incentive Plan and the unallocated Awards thereunder.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V51387-P13948

GOODNESS GROWTH HOLDINGS, INC.
ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
JUNE 21, 2024 10:00 AM CT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Amber H. Shimpa and Joshua N. Rosen, or either of them, as proxies and attorneys-in-fact, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the subordinate voting shares and multiple voting shares of GOODNESS GROWTH HOLDINGS, INC. that the shareholder(s) is/are entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual General and Special Meeting of Shareholders to be held at 10:00 a.m. Central Time, on June 21, 2024, at www.virtualshareholdermeeting.com/GDNSF2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" Proposal 1, "FOR" each nominee for director listed in Proposal 2, and "FOR" Proposals 3, 4 and 5.

Continued and to be signed on the reverse side